                                                        Registration No. 2-76580

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    Form N-3

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 31
                                       and
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 33
                                 ---------------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                           (Exact Name of Registrant)


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                           (Name of Insurance Company)
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (973) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)


                                 ---------------

                                CAREN CUNNINGHAM
                            Assistant General Counsel
                      Prudential Mutual Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                                Newark, NJ 07102
                     (Name and address of agent for service)

                                    Copy to:
                             Christopher E. Palmer, Esq.
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                              Washington, DC 20036

                                 ---------------

It is proposed that this fiing will become effective (Check appropriate space):

____ immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on April 30, 1998 pursuant to paragraph (b) of Rule 485
        --------------
          (date)

____ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ]  on _____________ pursuant to paragraph (a)(i) of Rule 485
           (date)

____ 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____ on ___________ pursuant to paragraph (a)(ii) of Rule 485
           (date)

                                                        CROSS REFERENCE SHEET

Pursuant to Rule 495(a) under the Securities Act of 1933 indicating the location in the Prospectus and Statement of Additional Information called for by the Items of Parts A and B of Form N-3.





                                                                    Heading in Prospectus or Statement
      Item Number and Caption                                       of Additional Information
     ------------------------                                       ----------------------------------
 1.   Cover Page...............................................     Cover Page
 2.   Definitions..............................................     Definition of Special Terms Used in this Prospectus
 3.   Synopsis or Highlights...................................     Summary
 4.   Condensed Financial Information..........................     Condensed Financial Information
 5.   General Description of Registrant
        and Insurance Company..................................     Prudential; The Accounts; Investment Practices
 6.   Management...............................................     Management
 7.   Deductions and Expenses..................................     Fee Tables; Charges; The Contracts, Exchange Offer
 8.   General Description of
        Variable Annuity Contracts.............................     Summary; Contacting Prudential; The Contracts; The
                                                                      Accumulation Period; Changes in the Contracts; Voting Rights
 9.   Annuity Period...........................................     The Contracts, The Annuity Period
10.   Death Benefit............................................     The Contracts, Death Benefits
11.   Purchases and Contract Value.............................     Prudential; Investment Practices, Determination of
                                                                      Asset Value; The Contracts, The Accumulation Period
12.   Redemptions..............................................     The Contracts, Withdrawal (Redemption) of
                                                                    Contributions, Systematic Withdrawal Plan, Texas
                                                                      Optional Retirement Program
13.   Taxes....................................................     Federal Tax Status
14.   Legal Proceedings........................................     Legal Proceedings
15.   Table of Contents of the
        Statement of Additional Information....................     Table of Contents-Statement of Additional Information
16.   Cover Page...............................................     Cover Page
17.   Table of Contents........................................     Table of Contents
18.   General Information and History..........................     Not Applicable
19.   Investment Objectives and Policies.......................     Investment Management and Administration of VCA-10,
                                                                      VCA-11 and VCA-24
20.   Management...............................................     The VCA-10 and VCA-11 Committees
21.   Investment Advisory and Other Services...................     Investment Management and Administration of VCA-10, VCA-11
                                                                      and VCA-24
22.   Brokerage Allocation.....................................     Investment Management and Administration of the
                                                                      Accounts, Portfolio Brokerage and Related Practices
23.   Purchase and Pricing of Securities Being Offered.........     Not Applicable
24.   Underwriters.............................................     Investment Management and Administration of the
                                                                      Accounts; Sale of the Contracts
25.   Calculation of Performance Data..........................     Performance Information
26.   Annuity Payments.........................................     Not Applicable
27.   Financial Statements.....................................     Financial Statements of VCA-10; Financial Statements
                                                                      of VCA-11; Financial Statements of VCA-24; Consolidated
                                                                      Financial Statements of The Prudential Insurance Company
                                                                      of America and Subsidiaries

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS
May 1, 1998


                              THE MEDLEYSM PROGRAM
                        GROUP VARIABLE ANNUITY CONTRACTS
                                 issued through

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-10
                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-11

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24
--------------------------------------------------------------------------------


These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 or one or more of the seven Subaccounts of The Prudential Variable Contract Account-24.


The Prudential Variable Contract Account-10 will invest primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

The Prudential Variable Contract Account-11 will invest in money market instruments selected with the objective of obtaining as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in The Prudential Variable Contract Account-11 is neither insured nor guaranteed by the U.S. Government.


Each of the Subaccounts of The Prudential Variable Contract Account-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The accompanying Prospectus for the Fund describes the investment objectives of the seven Portfolios currently available to Participants: the Diversified Bond Portfolio, the Government Income Portfolio, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the Stock Index Portfolio, the Equity Portfolio and the Global Portfolio.



This Prospectus provides information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1998, which information is incorporated herein by reference and is available without charge upon written or oral request directed to the address or telephone number shown below. The Table of Contents of the Statement of Additional Information appears on page 37 of this Prospectus.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                The Prudential Insurance Company of America
                                c/o Prudential Investments
                                30 Scranton Office Park
                                Scranton, PA 18507-1789
                                Telephone 1-800-458-6333

================================================================================

[PRUDENTIAL LOGO]

                                    CONTENTS


                                                              PAGE
DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS.........    1
FEE TABLES..................................................    2
SUMMARY.....................................................    4
CONDENSED FINANCIAL INFORMATION-VCA-10......................    7
CONDENSED FINANCIAL INFORMATION-VCA-11......................    8
CONDENSED FINANCIAL INFORMATION-VCA-24......................    9
INTRODUCTION................................................   10
PRUDENTIAL..................................................   10
THE ACCOUNTS................................................   10
THE FUND....................................................   10
INVESTMENT PRACTICES........................................   11
    VCA-10's investment objective...........................   11
    VCA-10's investment policies............................   11
    Financial Futures Contracts.............................   11
    Options.................................................   12
    Real estate-related securities..........................   12
    Repurchase agreements...................................   12
    Reverse repurchase agreements and dollar roll
      transactions..........................................   12
    When-issued and delayed delivery securities.............   13
    Short sales against the box.............................   13
    Other investment techniques.............................   13
    VCA-11's investment objective...........................   13
    VCA-11's investment policies............................   13
    Determination of asset value............................   16
MANAGEMENT..................................................   16
CHARGES.....................................................   17
    Deferred Sales Charge...................................   17
    Limitations on Sales Charges............................   17
    Annual Account Charge...................................   18
    Charge for Administrative Expenses and Investment
      Management Services...................................   18
    Modification of Charges.................................   19
THE CONTRACTS...............................................   19
    The Accumulation Period.................................   19
               1. Contributions; Crediting Units; Enrollment
                  Forms; Deduction for Administrative
                  Expenses..................................   19
               2. Valuation of a Participant's Account......   20
               3. The Unit Value............................   21
               4. Withdrawal (Redemption) of
                  Contributions.............................   21
               5. Systematic Withdrawal Plan................   22
               6. Texas Optional Retirement Program.........   23
               7. Death Benefits............................   23
               8. Discontinuance of Contributions...........   24
               9. Transfer Payments.........................   25
              10. Requests by Telephone and Other Electronic
            Means...........................................   26
              11. Exchange Offer into MEDLEY from VCA-2.....   26
              12. Exchange Offer with the PMF Funds.........   26
              13. Exchange into Discovery Select(SM) Group
            Retirement Annuity..............................   27
              14. Loans.....................................   27
              15. Modified Procedures.......................   28
    The Annuity Period......................................   28
               1. Electing the Annuity Date and the Form of
                  Annuity...................................   28
               2. Available Forms of Annuity................   29
               3. Purchasing the Annuity....................   29
    Assignment..............................................   30
    Changes in the Contracts................................   30
    Reports.................................................   30
    Performance Information.................................   30
    Participation in divisible surplus......................   31
FEDERAL TAX STATUS..........................................   31
VOTING RIGHTS...............................................   33
OTHER CONTRACTS ON A VARIABLE BASIS.........................   34
STATE REGULATION............................................   34
LEGAL PROCEEDINGS...........................................   35
YEAR 2000...................................................   36
ADDITIONAL INFORMATION......................................   36
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   37
APPENDIX....................................................   38


NOTE: ALL MASCULINE REFERENCES IN THIS PROSPECTUS ARE INTENDED TO INCLUDE THE
      FEMININE GENDER.
      THE SINGULAR CONTEXT ALSO INCLUDES THE PLURAL AND VICE VERSA WHERE NECESSARY.

              DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATION ACCOUNT--An account established for each Participant to record the amount credited to the Participant under a Contract. Separate accounts are maintained for each investment option.

ACCUMULATION PERIOD--The period, prior to the effecting of an annuity, during which the amount credited to a Participant may vary with the investment performance of VCA-10, VCA-11, any Subaccount of VCA-24, or the rate credited under the companion contract, as selected.

COMPANION CONTRACT--A fixed-dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY Program.

CONTRACT-HOLDER--The employer, association or trust to which Prudential has issued a Contract.

CONTRACTS--The group variable annuity contracts described in this Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.


FUND--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, seven of which correspond to the seven Subaccounts of VCA-24.



MEDLEY PROGRAM--The contracts chosen by a Contract-holder from those described in this Prospectus and any Companion Contract(s) comprise the Contract-holder's MEDLEY Program. It is sometimes referred to in this Prospectus as the "Program." MEDLEY is a registered service mark of Prudential.


NON-QUALIFIED COMBINATION CONTRACT--A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants within a single Contract to direct contributions to VCA-10, VCA-11, VCA-24 or a general account fixed rate option of Prudential. Separate Accumulation Accounts are maintained for amounts credited to the Participant under each investment option in this Contract.

PARTICIPANT--A person for whom contributions have been made and to whom amounts invested under a Contract or Companion Contract remain credited.


PRUDENTIAL--The Prudential Insurance Company of America.


QUALIFIED COMBINATION CONTRACT--A group variable annuity contract issued in connection with qualified arrangements that permits Participants within a single Contract to direct contributions to VCA-10, VCA-11, VCA-24 or a general account fixed rate option of Prudential. Separate Accumulation Accounts are maintained for amounts credited to the Participant under each investment option in this Contract.


SUBACCOUNT--A division of VCA-24, the assets of which are invested in shares of the corresponding portfolio of the Fund. VCA-24 currently has seven Subaccounts:
Diversified Bond Subaccount, Government Income Subaccount, Conservative Balanced Subaccount, Flexible Managed Subaccount, Stock Index Subaccount, Equity Subaccount, and Global Subaccount.



UNIT AND UNIT VALUE--A Participant is credited with Units in each of VCA-10, VCA-11, and the Subaccounts of VCA-24 in which he invests. The value of these Units changes each day to reflect the investment results of, and deductions of charges from, VCA-10, VCA-11 and the Subaccounts of VCA-24, and the expenses of the Fund's portfolios in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in VCA-10, VCA-11 or any Subaccount of VCA-24 is determined by dividing the amount of the contribution made on his behalf to that Account or Subaccount by the applicable Unit Value for the business day on which the contribution is received at the address shown on the cover of this Prospectus.



VARIABLE CONTRACT ACCOUNT-10--A separate account of Prudential registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, invested primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.



VARIABLE CONTRACT ACCOUNT-11--A separate account of Prudential registered under the Investment Company Act of 1940, as amended, as an open-end, diversified, management investment company, invested in money market instruments selected with the objective of realizing as high a level of current income as is consistent with the preservation of capital and liquidity.



VARIABLE CONTRACT ACCOUNT-24--A separate account of Prudential registered under the Investment Company Act of 1940, as amended, as a unit investment trust, invested through its Subaccounts in shares of the Fund's corresponding portfolios.

The purpose of the tables on this page and on the following page is to assist the Participant in understanding the various charges that a Participant in VCA-10, VCA-11 or VCA-24 will bear, whether directly or indirectly. For more complete descriptions of the various charges, see "Charges" page 17 of this Prospectus.


                         FEE TABLES--VCA-10 AND VCA-11

                        PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............................................None
Deferred Sales Load (as a percentage of contributions withdrawn):

                                                MAXIMUM DEFERRED SALES CHARGE AS A
       YEARS OF PROGRAM PARTICIPATION         PERCENTAGE OF CONTRIBUTIONS WITHDRAWN*
       ------------------------------         --------------------------------------
       0-1 year.............................                    7%
       1-2 years............................                    6%
       2-3 years............................                    5%
       3-4 years............................                    4%
       4-5 years............................                    3%
       5-6 years............................                    2%
       6-7 years............................                    1%
       After 7 years........................                    0%

Maximum Annual Contract Fee................................................$30**

                            ANNUAL ACCOUNT EXPENSES
                    (as a percentage of average net assets)

                                                                     VCA-10         VCA-11
                                                                     ------         ------
Investment Management Fee...................................          .25%           .25%
Administrative Fee..........................................          .75%           .75%
                                                                     -----          -----
     Total Annual Expenses..................................         1.00%          1.00%
                                                                     =====          =====

                                    EXAMPLES


A. You would pay the following expenses on each $1000
   invested assuming (1) a 5% annual return and (2)
   redemption at the end of each time period:
                                                              1 Year         3 Years         5 Years         10 Years
                                                               ---             ---             ---             ----
       VCA-10........................................          $80             $82             $86             $125
       VCA-11........................................           81              83              87              127
B. You would pay the following expenses on the same
   investment assuming (1) a 5% annual return and (2)
   no redemption or you annuitize at the end of the
   period:
       VCA-10........................................          $10             $32             $56             $125
       VCA-11........................................           11              33              57              127



The above examples are based on data for each Account's fiscal year ended December 31, 1997. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

---------------


 * The deferred sales charge may be reduced under certain contracts. See Modification of Charges, page 19.



** The annual contract fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated. For the way in which this fee is deducted, see Annual Account Charge on page 18.

                               FEE TABLE--VCA-24

                        PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............................................None
Deferred Sales Load (as a percentage of contributions withdrawn):

                                                MAXIMUM DEFERRED SALES CHARGE AS A
       YEARS OF PROGRAM PARTICIPATION         PERCENTAGE OF CONTRIBUTIONS WITHDRAWN*
       ------------------------------         --------------------------------------
       0-1 year.............................                    7%
       1-2 years............................                    6%
       2-3 years............................                    5%
       3-4 years............................                    4%
       4-5 years............................                    3%
       5-6 years............................                    2%
       6-7 years............................                    1%
       After 7 years........................                    0%

Maximum Annual Contract Fee................................................$30**

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (as a percentage of average account value)

Administrative Fee.........................................................0.75%

                ANNUAL PRUDENTIAL SERIES FUND PORTFOLIO EXPENSES
            (as a percentage of each Portfolio's average net assets)


                                   DIVERSIFIED   GOVERNMENT   CONSERVATIVE   FLEXIBLE      STOCK
                                      BOND         INCOME       BALANCED      MANAGED      INDEX      EQUITY      GLOBAL
                                    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                    ---------    ---------     ---------     ---------   ---------   ---------   ---------
Investment Management Fee........     .40%          .40%          .55%         .60%        .35%        .45%        .75%
Other Expenses...................     .03%          .04%          .01%         .02%        .02%        .01%        .10%
                                      ----          ----          ----         ----        ----        ----        ----
  Total Annual Prudential Series
     Fund Portfolio Expenses.....     .43%          .44%          .56%         .62%        .37%        .46%        .85%
                                      ====          ====          ====         ====        ====        ====        ====


                                    EXAMPLES


A. You would pay the following expenses on each $1000
   invested assuming (1) 5% annual return and (2)
   redemption at the end of each time period:                 1 Year         3 Years         5 Years         10 Years
                                                              ------         -------         -------         --------
       Diversified Bond..............................          $82            $ 87            $ 95             $143
       Government Income.............................           82              88              95              144
       Conservative Balanced.........................           83              92             102              158
       Flexible Managed..............................           84              93             105              165
       Stock Index...................................           81              86              92              136
       Equity........................................           82              88              96              147
       Global........................................           86             100             117              190
B. You would pay the following expenses on the same
   investment, assuming (1) a 5% annual return and
   (2) no redemption or you annuitize at the end of
   the period:
       Diversified Bond..............................           12              37              65              143
       Government Income.............................           12              38              65              144
       Conservative Balanced.........................           13              42              72              158
       Flexible Managed..............................           14              43              75              165
       Stock Index...................................           11              36              62              136
       Equity........................................           12              38              66              147
       Global........................................           16              50              87              190



The above examples are based on data for the fiscal year ended December 31, 1997. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

---------------


 * The deferred sales charge may be reduced under certain Contracts. See Modification of Charges, page 19.



** The annual contract fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated. For the way in which this fee is deducted, see Annual Account Charge on page 18.

                                    SUMMARY


Three Group Variable Annuity Contracts (the "Contracts") are described in this Prospectus. They are offered by The Prudential Insurance Company of America ("Prudential") for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified retirement arrangements. One of the Contracts provides for the investment of contributions in The Prudential Variable Contract Account-10 ("VCA-10"). Another provides for the investment of contributions in The Prudential Variable Contract Account-11 ("VCA-11"). The third provides for the investment of contributions in one or more Subaccounts of The Prudential Variable Contract Account-24 ("VCA-24"). VCA-10, VCA-11 and VCA-24 (collectively, the "Accounts") are separate accounts of Prudential. VCA-10 and VCA-11 are registered as open-end, diversified, management investment companies, and VCA-24 is registered as a unit investment trust, under the Investment Company Act of 1940, as amended. The fourth is a qualified Contract that provides for investment of contributions in the Accounts and a fixed rate option provided by Prudential (the "Qualified Combination Contract"). The fifth is a non-qualified Contract that provides for investment of contributions in the Accounts and a fixed rate option provided by Prudential (the "Non-Qualified Combination Contract").


The Contracts generally are issued to employers ("Contract-holders") who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant." Contributions also may be made for Participants under a companion fixed-dollar contract ("Companion Contract"). Those contracts that a Contract-holder chooses from among the Contracts described in this Prospectus, along with the Companion Contract, if any, make up the Contract-holder's MEDLEY Program ("Program").

What follows is a summary of information about the Contracts and about VCA-10, VCA-11 and VCA-24. More detailed information may be found in the referenced portions of this Prospectus, as well as in the Statement of Additional Information.

                           INTERESTS OF PARTICIPANTS
                IN VCA-10, VCA-11 AND THE SUBACCOUNTS OF VCA-24


If the Program made available to a Participant includes all the variable investment options described in this Prospectus, the Participant may choose to have contributions made on his behalf invested in any one or more of VCA-10, VCA-11 and the Subaccounts of VCA-24. The Participant may from time to time change how those contributions are allocated, usually by notifying Prudential at the address shown on the cover of this Prospectus. An Accumulation Account will be established in the name of the Participant in each of VCA-10, VCA-11 and the Subaccounts of VCA-24 in which the Participant invests. The value of a Participant's Accumulation Account, expressed in Units of the Account or Subaccount in which the investment is made, will vary with the investment results of that Account or Subaccount. See "The Accumulation Period," pages 19-28.


                     INVESTMENT OBJECTIVES OF THE ACCOUNTS


VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. See "VCA-10's investment objective and investment policies," page 11.



VCA-11 will invest in money market instruments payable in U.S. dollars selected with the objective of realizing as high a level of current income as is consistent with the preservation of capital and liquidity. See "VCA-11's investment objective and investment policies," page 13.



Each Subaccount of VCA-24 will invest in the corresponding portfolio of the Fund (each, a "Fund Portfolio"). The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount in the Equity Portfolio, and the Global Subaccount in the Global Portfolio. Additional Subaccounts and Fund Portfolios may be available in the future. The investment objectives of each of these seven Fund Portfolios (see "The Investment Objectives of the Fund Portfolios," page 15) and other information concerning the management and operation of the Fund are contained in the accompanying Fund Prospectus and the Fund's Statement of Additional Information.

There is no assurance that the investment objective of VCA-10, VCA-11 or any Fund Portfolio will be attained. Nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on his behalf. The value of the investments held in VCA-10, VCA-11 and in each Fund Portfolio may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Account's or Portfolio's investment objective.

                  INVESTMENT MANAGER AND PRINCIPAL UNDERWRITER


Prudential is the investment manager of VCA-10, VCA-11, and the Fund, and Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts pursuant to agreements between PIMS, Prudential, and each of VCA-10 and VCA-11 (collectively, the "Distribution Agreements"). See "The Prudential," page 10, "Management," page 16, "The Fund," page 10, and the accompanying Fund prospectus.



Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take a year or more to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.


                            INVESTMENT REQUIREMENTS


Contributions to the Program made on behalf of a Participant may be made through payroll deduction arrangements or similar agreements with the Contract-holder. Any other contribution to the Program must be at least $500, except for contributions to an Individual Retirement Annuity for a non-working spouse under
Section 408 of the Code (or working spouse who elects to be treated as a non-working spouse), which must be at least $250. All contributions may be divided among the Contracts and Companion Contract(s) that comprise the Contract-holder's Program. See "The Accumulation Period," pages 19-28. Checks should be made payable to Prudential.


                                    CHARGES


No sales charge is deducted from any contribution when made. However, a deferred sales charge to cover sales expenses may be assessed when a contribution is withdrawn from VCA-10, VCA-11 or any Subaccount of VCA-24. The deferred sales charge is imposed only upon contributions withdrawn by a Participant during the first 7 years of his participation in a Program. The maximum deferred sales charge of seven percent (7%) applies to contributions withdrawn during the first year that a Participant is in a Program. The charge is lower for contributions withdrawn in subsequent years. Withdrawals are deemed to be made up of contributions until all of a Participant's contributions to the Account have been withdrawn. No deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Transfers of contributions among the Accounts, the Subaccounts, the fixed rate option and the Companion Contract(s) are treated as withdrawals of contributions from the Account, Subaccount, fixed rate option or Companion Contract from which the transfer is made, but no deferred sales charge is imposed upon them. They are, however, treated as contributions to the Account, Subaccount, fixed rate option or Companion Contract to which the transfer is made for the purpose of determining the sales charge, if any, upon subsequent withdrawals from that Account, Subaccount, fixed rate option or Companion Contract. See "Deferred Sales Charge," page 17, for further explanation and illustration.



An annual account charge may be made against each Participant's Accumulation Accounts under a Program. This charge will not exceed $30 for any calendar year and may be divided among the Participant's Accumulation Accounts. See "Annual Account Charge," page 18.


Prudential intends to decrease the deferred sales or annual account charges, or both, applicable to a particular Contract if sales and administrative expenses associated with that Contract are expected to be lower, or if fewer sales or administrative services are expected to be required in connection with the Contract. See "Modification of Charges," page 19.



Prudential makes a daily charge equal to an effective annual rate of 1.00% of the net value of the assets in VCA-10 and VCA-11. This charge is made up of 0.25% ( 1/4 of 1%) for investment management and 0.75% ( 3/4 of 1%) for administrative expenses. Prudential makes a daily charge for administrative expenses equal to an effective annual rate of 0.75% of the net asset value of each Subaccount of VCA-24. See "Charge for Administrative Expenses and Investment Management Services," page 18.


A daily charge against assets for investment management with respect to each Fund Portfolio in which a Subaccount invests is made separately at an effective annual rate of 0.35% (35/100 of 1%) of the net asset value of the Fund's Stock Index Portfolio, 0.40% (40/100 of 1%) of the net asset value of the Fund's Diversified Bond Portfolio and Government Income Portfolio, 0.45% (45/100 of 1%) of the net asset value of the Fund's Equity Portfolio, 0.55% (55/100 of 1%) of the net asset value of the Conservative Balanced Portfolio, 0.60% (60/100 of 1%) of the net asset value of the Flexible Managed Portfolio, and 0.75% (75/100 of 1%) of the net asset value of the Global Portfolio. The Fund's Portfolios also bear the costs of Portfolio transactions, legal and accounting expenses, shareholder services, and custodial and transfer agency fees. Further detail is provided in the accompanying prospectus for the Fund and in its Statement of Additional Information.


The deferred sales charge, the annual account charge, and the charges against assets for administrative expenses may be changed by Prudential. See "Changes in the Contracts," page 30.


                           WITHDRAWALS AND TRANSFERS


Unless restricted by the retirement arrangement under which he is covered, or by the withdrawal restrictions imposed by federal tax law on tax-deferred annuity contracts subject to Section 403(b) of the Internal Revenue Code and on interests in deferred compensation plans under Section 457 of the Internal Revenue Code, a Participant may withdraw, at any time, all or a part of his Accumulation Account in VCA-10, VCA-11 or any Subaccount of VCA-24. See "Withdrawal (Redemption) of Contributions," pages 21-22. Withdrawals may be subject to tax under the Internal Revenue Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," pages 31-33. In addition, all or a part of a Participant's Accumulation Account may be transferred among Accounts, Subaccounts, fixed rate option and Companion Contract without charge or tax liability. Prudential may limit the frequency of transfers and may under certain Contracts prohibit or restrict transfers from the Companion Contract or fixed rate option into non-equity investment options that are defined in the Contract(s) as "competing" with the Companion Contract or the fixed rate option with respect to investment characteristics. See "Transfer Payments," page 25.


                             CONTACTING PRUDENTIAL


All written requests, notices, and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this Prospectus. Any written inquiries also should be sent to Prudential at that address. A Participant may effect the telephone transactions that are permitted by his Program by calling Prudential at 1-800-458-6333. A Participant may effect other electronic transactions that are permitted by his program through WWW.Prudential.Com or as instructed after calling Prudential at 1-800-458-6333. All written withdrawal requests or death benefit claims relating to a Participant's interest in VCA-10, VCA-11 and VCA-24 must be sent to Prudential by one of the following three means: (1) by U.S. mail to: Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) fax to Prudential Investments, Attention: Client Payments at (717) 340-4328. A withdrawal request or death benefit claim will be deemed received in good order by Prudential as of the end of the valuation period within which all the properly completed forms and other information required by Prudential to pay such a request or claim (e.g., due proof of death) are received as specified above. Receipt of a withdrawal request or death benefit Claim in good order is required by Prudential to process the transaction in the manner explained on pages 21-24 of this Prospectus. Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 28.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                        CONDENSED FINANCIAL INFORMATION

                  INCOME AND CAPITAL CHANGES PER VCA-10 UNIT*

                  (For a Unit outstanding throughout the year)


The following condensed financial information for the two-year period ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in VCA-10's Annual Report dated December 31, 1997. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read in conjunction with the financial statements and related notes that also appear in VCA-10's Annual Report which is included in the Statement of Additional Information.


                                                                          YEAR ENDED
                                        ------------------------------------------------------------------------------
                                        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
----------------------------------------------------------------------------------------------------------------------
Investment Income.................      $ .0757       $ .0657       $ .0609       $ .0563       $ .0855       $ .0551
----------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee...        .0154         .0118         .0094         .0083         .0077         .0064
  For administrative expenses not
    covered by the annual
    account charge................        .0461         .0354         .0282         .0251         .0230         .0192
----------------------------------------------------------------------------------------------------------------------
Net investment income.............        .0142         .0185         .0233         .0229         .0548         .0295
----------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on
    investments...................       1.2761         .5085         .3850         .1947         .2763         .2884
  Net unrealized appreciation
    (depreciation) of
    investments...................        .3841         .5682         .4744        (.2148)        .2599        (.0823)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit
  Value...........................       1.6744        1.0952         .8827         .0028         .5910         .2356
----------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year...............       5.3383        4.2431        3.3604        3.3576        2.7666        2.5310
  End of year.....................      $7.0127       $5.3383       $4.2431       $3.3604       $3.3576       $2.7666
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets**........................        1.000%        .9975%        .9901%        .9965%        .9955%        .9936%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets..............         .240%         .392%        .6133%        .6791%       1.7775%       1.1431%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate...........           47%           52%           45%           32%           45%           65%
----------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for
  Participants at end of year (000
  omitted)........................       83,261         91,532        81,817        79,189        73,569        62,592
Average commission rate paid per
  share...........................      $ .0531       $ .0538           N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------

                                                        YEAR ENDED
                                    --------------------------------------------------
                                    12/31/91      12/31/90      12/31/89      12/31/88
----------------------------------  --------------------------------------------------
Investment Income.................  $ .0538       $ .0718       $ .0650       $ .0593
-----------------------------------------------------------------------------------------------
Expenses
  For investment management fee...    .0056         .0048         .0047         .0038
  For administrative expenses not
    covered by the annual
    account charge................    .0169         .0144         .0141         .0115
---------------------------------------------------------------------------------------------------------
Net investment income.............    .0313         .0526         .0462         .0440
-------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on
    investments...................    .1096         .0791         .1451        (.3251)
  Net unrealized appreciation
    (depreciation) of
    investments...................    .4478        (.2054)        .2167         .5511
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit
  Value...........................    .5887        (.0737)        .4080         .2700
----------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year...............   1.9423        2.0160        1.6080        1.3380
  End of year.....................  $2.5310       $1.9423       $2.0160       $1.6080
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets**........................    .9929%        .9977%       1.0068%       1.0009%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets..............   1.3779%       2.7403%       2.4684%       2.8773%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate...........       72%          106%           64%           97%
----------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for
  Participants at end of year (000
  omitted)........................    58,699        55,621        53,748        52,894
Average commission rate paid per
  share...........................      N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------


 * Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA-10.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-10. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                        CONDENSED FINANCIAL INFORMATION

                  INCOME AND CAPITAL CHANGES PER VCA-11 UNIT*

                  (For a Unit outstanding throughout the year)


The following condensed financial information for the two-year period ended December 31, 1997 has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in VCA-11's Annual Report dated December 31, 1997. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read in conjunction with the financial statements and related notes that appear in VCA-11's Annual Report which is included in the Statement of Additional Information.


                                                                          YEAR ENDED
                                        ------------------------------------------------------------------------------
                                        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
----------------------------------------------------------------------------------------------------------------------
Investment Income.................      $ .1353       $ .1281       $ .1313       $ .0912       $ .0682       $ .0812
----------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee...        .0059         .0056         .0054         .0052         .0050         .0049
  For administrative expenses not
    covered by the annual account
    charge........................        .0178         .0170         .0160         .0154         .0150         .0147
----------------------------------------------------------------------------------------------------------------------
Net investment income.............        .1116         .1055         .1099         .0706         .0482         .0616
----------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on
    investments...................           --            --            --            --            --            --
  Net unrealized appreciation
    (depreciation) of
    investments...................           --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit
  Value...........................        .1116         .1055         .1099         .0706         .0482         .0616
----------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year...............       2.3210        2.2155        2.1056        2.0350        1.9868        1.9252
  End of year.....................      $2.4326       $2.3210       $2.2155       $2.1056       $2.0350       $1.9868
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets**........................        .9800%        .9832%        .9912%        .9966%        .9942%        .9999%
----------------------------------------------------------------------------------------------------------------------
Average ratio for the year of net
  investment income to net
  assets..........................         4.73%       4.5731%       5.0835%       3.4176%       2.3997%       3.1433%
----------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for
  Participants at end of year (000
  omitted)........................       35,757        38,315        34,136        35,448        29,421        27,518
----------------------------------------------------------------------------------------------------------------------

                                                        YEAR ENDED
                                    --------------------------------------------------
                                    12/31/91      12/31/90      12/31/89      12/31/88
----------------------------------  --------------------------------------------------
Investment Income.................  $ .1215       $ .1464       $ .1536       $ .1158
-----------------------------------------------------------------------------------------------
Expenses
  For investment management fee...    .0047         .0044         .0040         .0038
  For administrative expenses not
    covered by the annual account
    charge........................    .0142         .0131         .0122         .0113
---------------------------------------------------------------------------------------------------------
Net investment income.............    .1026         .1289         .1374         .1007
-------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on
    investments...................       --            --            --            --
  Net unrealized appreciation
    (depreciation) of
    investments...................       --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit
  Value...........................    .1026         .1289         .1374         .1007
----------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year...............   1.8226        1.6937        1.5563        1.4556
  End of year.....................  $1.9252       $1.8226       $1.6937       $1.5563
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets**........................   1.0048%        .9972%        .9988%        .9996%
----------------------------------------------------------------------------------------------------------------------
Average ratio for the year of net
  investment income to net
  assets..........................   5.4667%       7.3333%       8.4557%       6.6989%
----------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for
  Participants at end of year (000
  omitted)........................   26,400        25,174        23,777        21,278
----------------------------------------------------------------------------------------------------------------------


 * Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                        CONDENSED FINANCIAL INFORMATION

                 ACCUMULATION UNIT VALUE INFORMATION PER VCA-24

                                                                        SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------------

                                                                          EQUITY
                                   -----------------------------------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      TO         TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                   -------    -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $3.1487    $2.6769    $2.0541    $2.0136    $1.6646    $1.4690    $1.1745    $1.2484
End of period (rounded)..........  $3.8962    $3.1487    $2.6769    $2.0541    $2.0136    $1.6646    $1.4690    $1.1745
Accumulation Units Outstanding at
  end of period (000 omitted)....  141,162    132,455    118,394     99,323     79,985     51,639     35,657     21,964
                                                                        SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                                                                     DIVERSIFIED BOND
                                   -----------------------------------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      TO         TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                   -------    -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $2.0789    $2.0065    $1.6746    $1.7435    $1.5950    $1.4992    $1.2973    $1.2075
End of period (rounded)..........  $2.2404    $2.0789    $2.0065    $1.6746    $1.7435    $1.5950    $1.4992    $1.2973
Accumulation Units Outstanding at
  end of period (000 omitted)....   19,114     20,280     16,898     14,575     14,481     10,103      7,928      5,824
                                                                        SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                                                                     FLEXIBLE MANAGED
                                   -----------------------------------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      TO         TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                   -------    -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $2.4854    $2.2038    $1.7886    $1.8609    $1.6223    $1.5189    $1.2201    $1.2056
End of period (rounded)..........  $2.9103    $2.4854    $2.2038    $1.7886    $1.8609    $1.6223    $1.5189    $1.2201
Accumulation Units Outstanding at
  end of period (000 omitted)....   64,184     59,681     51,419     44,729     36,035     23,410     16,859     12,229
                                                                        SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                                                                   CONSERVATIVE BALANCED
                                   -----------------------------------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      TO         TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                   -------    -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $2.2364    $1.9993    $1.7175    $1.7473    $1.5691    $1.4781    $1.2508    $1.1971
End of period (rounded)..........  $2.5165    $2.2364    $1.9993    $1.7175    $1.7473    $1.5691    $1.4781    $1.2508
Accumulation Units Outstanding at
  end of period (000 omitted)....   51,297     50,029     46,873     43,594     36,932     24,223     16,385     11,857
                                                                        SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                                                                        STOCK INDEX
                                   -----------------------------------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91   01/01/90
                                      TO         TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                   -------    -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $3.3302    $2.7378    $2.0123    $2.0072    $1.8440    $1.7342    $1.3469    $1.4086
End of period (rounded)..........  $4.3910    $3.3302    $2.7378    $2.0123    $2.0072    $1.8440    $1.7342    $1.3469
Accumulation Units Outstanding at
  end of period (000 omitted)....   85,941     80,572     51,701     40,522     32,178     20,554     10,724      4,232
                                                             SUBACCOUNTS
-----------------------------------------------------------------------------------
                                                               GLOBAL
                                   -------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92
                                      TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92
                                   -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $1.7836    $1.4975    $1.3020    $1.3791    $0.9707    $1.0127
End of period (rounded)..........  $1.8815    $1.7836    $1.4975    $1.3020    $1.3791    $0.9707
Accumulation Units Outstanding at
  end of period (000 omitted)....   37,576     33,505     24,439     21,739     12,368      3,180
                                                                  SUBACCOUNTS
--------------------------------------------------------------------------------------------
                                                               GOVERNMENT INCOME
                                   ---------------------------------------------------------
                                   01/01/97   01/01/96   01/01/95   01/01/94   01/01/93   01/01/92   01/01/91
                                      TO         TO         TO         TO         TO         TO         TO
                                   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91
                                   -------    -------    -------    -------    -------    -------    -------
Beginning of period (rounded)....  $1.4943    $1.4730    $1.2421    $1.3196    $1.1811    $1.1242    $1.0000
End of period (rounded)..........  $1.6267    $1.4943    $1.4730    $1.2421    $1.3196    $1.1811    $1.1242
Accumulation Units Outstanding at
  end of period (000 omitted)....   17,033     17,697     17,289     16,140     15,556      9,269      6,641

---------------------------------
                                   01/01/89   01/01/88
                                      TO         TO
                                   12/31/89   12/31/88
                                   -------    -------
Beginning of period (rounded)....  $0.9697    $0.8344
End of period (rounded)..........  $1.2484    $0.9697
Accumulation Units Outstanding at
  end of period (000 omitted)....   17,703     14,576
---------------------------------
                                   01/01/89   01/01/88
                                      TO         TO
                                   12/31/89   12/31/88
                                   -------    -------
Beginning of period (rounded)....  $1.0720    $0.9977
End of period (rounded)..........  $1.2075    $1.0720
Accumulation Units Outstanding at
  end of period (000 omitted)....    4,122      2,344
---------------------------------
                                   01/01/89   01/01/88
                                      TO         TO
                                   12/31/89   12/31/88
                                   -------    -------
Beginning of period (rounded)....  $0.9976    $0.8909
End of period (rounded)..........  $1.2056    $0.9976
Accumulation Units Outstanding at
  end of period (000 omitted)....   10,015      7,850
---------------------------------
                                   01/01/89   01/01/88
                                      TO         TO
                                   12/31/89   12/31/88
                                   -------    -------
Beginning of period (rounded)....  $1.0310    $0.9387
End of period (rounded)..........  $1.1971    $1.0310
Accumulation Units Outstanding at
  end of period (000 omitted)....   10,273      8,444
---------------------------------
                                   01/01/89   05/02/88
                                      TO         TO
                                   12/31/89   12/31/88
                                   -------    -------
Beginning of period (rounded)....  $1.0843    $1.0000
End of period (rounded)..........  $1.4086    $1.0843
Accumulation Units Outstanding at
  end of period (000 omitted)....    1,285        189
---------------------------------
Beginning of period (rounded)....
End of period (rounded)..........
Accumulation Units Outstanding at
  end of period (000 omitted)....
---------------------------------
Beginning of period (rounded)....
End of period (rounded)..........
Accumulation Units Outstanding at
  end of period (000 omitted)....

                                  INTRODUCTION


The Contracts described in this Prospectus are offered for use in connection with various retirement arrangements entitled to federal income tax benefits. These are (a) individual retirement annuities ("IRAs") subject to Section 408 of the Internal Revenue Code, (b) tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code, for use by public schools and certain tax-exempt organizations, (c) eligible deferred compensation plans subject to Section 457 of the Internal Revenue Code, (d) pension and profit sharing plans qualified under Section 401 of the Internal Revenue Code including those plans that are established by self-employed individuals for themselves and their employees, and
(e) certain non-qualified annuity arrangements. A summary of the tax benefits available to persons participating in these arrangements and their beneficiaries is provided under "Federal Tax Status," pages 31-33.


When the Program made available to a Participant includes all variable investment options, the Participant may have contributions made on his behalf invested in one or more of VCA-10, VCA-11, and the Subaccounts of VCA-24. Some Programs, however, may offer only some of the variable investment options, and accordingly a Participant in those Programs may only have contributions made on their behalf to the available Accounts and Subaccounts. An Accumulation Account will be established for a Participant in each Account or Subaccount in which he invests. The value of a Participant's Accumulation Account in VCA-10, VCA-11 or any particular Subaccount of VCA-24 will vary with the investment results in VCA-10, VCA-11 or any particular Subaccount of VCA-24, respectively. A Participant may elect to have the value of his Accumulation Accounts distributed to him in one sum, applied to the purchase of a fixed-dollar annuity, or both. The Contracts do not provide for annuity payments that vary with the investment results of VCA-10, VCA-11 or any Subaccount of VCA-24.


                                   PRUDENTIAL



Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. Its corporate office is located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928.


Prudential serves as the investment manager for VCA-10, VCA-11, and the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. PIMS performs certain sales and distribution functions regarding the Contracts pursuant to agreements between PIMS, Prudential, and each of VCA-10 and VCA-11 (collectively, the "Distribution Agreements") and may be deemed to be the Contracts' "principal underwriter" under the Investment Company Act of 1940 (the "1940 Act"). PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934.

Prudential is responsible for the administrative and recordkeeping functions of VCA-10, VCA-11, VCA-24 and the Fund. Prudential's financial statements appear in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

                                  THE ACCOUNTS

Prudential established VCA-10 and VCA-11 on March 1, 1982, and VCA-24 on April 29, 1987, under the insurance laws of the State of New Jersey. Each Account meets the definition of a "separate account" under the federal securities laws. The assets in the Accounts are the property of Prudential, but are legally segregated from all other assets of Prudential and may not be charged with liabilities arising out of any of Prudential's other business. All income, gains and losses, whether or not realized, from assets allocated to the Accounts are credited to or charged against the Accounts without regard to other income, gains, or losses of Prudential. The assets in the Accounts will always be equal or greater in value than Prudential's liabilities under the Contracts. The fixed-dollar annuities available under the Contracts are not funded through the Accounts. The obligations arising under the Contracts are general corporate obligations of Prudential.

VCA-10, VCA-11 and the Fund are registered as open-end, diversified, management investment companies, and VCA-24 as a unit investment trust, with the Securities and Exchange Commission (the "Commission") under the 1940 Act. This registration does not involve supervision by the Commission of Prudential or of the management or investment practices of the Accounts or the Fund.

                                    THE FUND

The Fund is registered under the 1940 Act as an open-end, diversified, management investment company. Seven of the Portfolios of the Fund are available for the investment of contributions made under the Contracts funded through VCA-24. Investments in a Portfolio are made by purchasing shares of the series of Fund capital stock representing interests in that Portfolio. Shares in the Fund are currently sold at their net asset value to separate accounts established by Prudential and certain other insurers that offer variable life insurance contracts and variable annuity contracts.

As noted, shares of the Fund are sold to both variable life and variable annuity separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund. Although Prudential, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and the Fund do not currently foresee any such disadvantage, the Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable annuity contract owners and variable life contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law;
(2) changes in federal income tax law; (3) changes in the investment management of any Portfolio of the Fund; or (4) differences between voting instructions given by variable annuity contract owners and Participants and those given by variable life insurance contract owners.


                              INVESTMENT PRACTICES

A Participant should review the investment objectives and policies described below for VCA-10, VCA-11 and each Fund Portfolio corresponding to each Subaccount of VCA-24 before deciding how to have his contributions invested. VCA-10, VCA-11 and the Fund Portfolios have for the most part different investment objectives and policies. These differences will affect the return on a Participant's investment and the market and financial risks to which that investment will be exposed. There is no guarantee that the objectives of VCA-10, VCA-11 or any Fund Portfolio will be met.

VCA-10'S INVESTMENT OBJECTIVE

VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote (as defined in the 1940 Act) of VCA-10 Participants. Certain additional investment restrictions applicable to VCA-10 are set forth in the Statement of Additional information.

VCA-10'S INVESTMENT POLICIES

The investment policies of VCA-10 set forth below are adopted in an effort to achieve the investment objective and are not fundamental. Therefore, these investment policies may be changed by the VCA-10 Committee without the approval of VCA-10 Participants.


In attempting to achieve its objective, VCA-10 will invest in common stocks, preferred stocks, warrants, convertible bonds or other equity related securities issued by companies which, in the opinion of VCA-10's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-10 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-10's assets may be invested in such debt instruments.


VCA-10 may also invest in American Depository Receipts (ADRs) which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty or predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

DESCRIPTION OF VCA-10'S INVESTMENT TECHNIQUES

VCA-10 may use some of the following investment techniques designed to meet VCA-10's objective.

Financial futures contracts. To the extent permitted by applicable regulations, VCA-10 may purchase and sell financial futures contracts, including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. VCA-10 will use futures contracts solely for the purpose of hedging the Account's positions with respect to securities, interest rates, and foreign securities.

A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Further information about futures contracts, including risks and investment techniques, is provided in the Statement of Additional Information.

Options. VCA-10 may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, foreign currencies, and financial futures contracts. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as VCA-10, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" VCA-10's obligation under the written option. Additional explanation about techniques VCA-10 will use in connection with options is provided in the Statement of Additional Information.


Although options will be primarily used to reduce fluctuations in the value of VCA-10's investments (i.e., hedge) or to generate additional income, they do involve certain risks. The investment manager may not correctly anticipate movements in the relevant markets, thus causing losses on VCA-10's options positions. VCA-10's use of options is subject to other special risks, information about which is provided in the Statement of Additional Information.


Real estate-related securities. VCA-10 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

Repurchase agreements. When VCA-10 purchases certain money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-10 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. VCA-10 will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. VCA-10 will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The VCA-10 Committee has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy or insolvency proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 has entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.


VCA-10 will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated, as the seller. This will not affect VCA-10's ability to maximize its opportunities to engage in repurchase agreements. Provided that all necessary regulatory approvals are obtained, the Accounts may participate in a joint repurchase account with other investment companies managed by Prudential or its affiliates.


Reverse repurchase agreements and dollar roll transactions. VCA-10 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-10 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-10 often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-10.

Dollar rolls involve sales by VCA-10 of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, VCA-10 forgoes principal and interest paid on the securities. VCA-10 is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. VCA-10 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-10 may decline below the price of the securities VCA-10 has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA-10's obligation to repurchase the securities.

When-issued or delayed delivery securities. VCA-10 may, from time to time and in the ordinary course of business, purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. VCA-10 will make commitments for such when-issued or delayed delivery transactions only with the intention of acquiring the securities. The Account's custodian will maintain in a separate account portfolio securities having a value equal to or greater than any such commitments. If VCA-10 were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.

Short sales against the box. VCA-10 may make short sales of securities or maintain a short position, provided that at all times when a short position is open, VCA-10 owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash, U.S. Government securities or other liquid unencumbered assets in an amount equal to such consideration must be put in a segregated account.

Other investment techniques. To the extent permitted by applicable regulations, VCA-10 may also use forward foreign currency exchange contracts and interest rate swaps. VCA-10 may also lend its portfolio securities from time to time. Information about these investment techniques, including certain risks associated with their use, is provided in the Statement of Additional Information.

VCA-11'S INVESTMENT OBJECTIVE

The investment objective of VCA-11 is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account. Certain investment restrictions are applicable; they are set forth in the Statement of Additional Information.

VCA-11'S INVESTMENT POLICIES


The investment policies of VCA-11 set forth below are adopted in an effort to achieve the investment objectives and are not fundamental. Therefore, the investment policies of VCA-11 may be changed by the VCA-11 Committee without participant approval.



VCA-11 seeks to achieve its objective by investing in the following money market instruments payable in U.S. dollars:


  1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "Appendix."

  2. Obligations (including certificates of deposit and bankers' acceptances) of any commercial bank, savings bank and savings and loan association organized under the laws of the United States or any state thereof and any commercial bank organized under the laws of any foreign nation, provided that such bank or association has, at the time of the Account's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in foreign banks and foreign branches of United States banks outside the United States.

     An investment in Eurodollar instruments and in instruments of foreign issuers generally involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments that might adversely affect the payment of principal and interest on such instruments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers. Finally, in the event of default, judgments against a foreign issuer might be difficult to obtain or enforce. See "Appendix."


  3. Commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. or foreign company, a foreign government, its political subdivisions, agencies or instrumentalities, maturing in 397 days or less (as measured in accordance with Commission rules), denominated in U.S. dollars, and, at the date of investment, present minimal credit risk and are "eligible securities," as determined by VCA-11's investment manager under the supervision of the Committee members. "Eligible security" currently means a security rated (1) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, (2) if only one NRSRO assigned a rating, in one of the two highest rating categories of that NRSRO, or (3) if unrated, of comparable quality as determined by the VCA-11's investment manager.



     VCA-11 also may purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put" or "guarantee" and the aggregate price that VCA-11 pays for instruments with a put or guarantee may be higher than the price that otherwise would be paid for the instruments. The eligibility of these instruments will be determined in accordance with Commission rules.


  4. Commercial paper, variable amount demand master notes or other obligations which are guaranteed or supported by a letter of credit issued by a bank, provided such bank (including a foreign bank) meets the requirements set forth in paragraph (2) above. Commercial paper, variable amount demand master notes or other fixed income obligations which are guaranteed or insured by an insurance company or other non-bank entity, provided such insurance company or other non-bank entity represents a credit of high quality, as determined by the Account's Portfolio Manager under the supervision of the VCA-11 Committee.


  5. "Floating rate" and "variable rate" obligations, the interest rates on which fluctuate generally with changes in market interest rates. Investments in floating rate or variable rate securities normally will involve securities which provide that the rate of interest is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case generally less than 397 days) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.


DESCRIPTION OF VCA-11'S INVESTMENT TECHNIQUES


Repurchase agreements. When VCA-11 purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-11 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. Repurchase agreements are described in more detail under "Description of VCA-10's Investment Techniques," pages 12-13. VCA-11's use of repurchase agreements is subject to the same standards as those described for VCA-10.


Illiquid securities. VCA-11 will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the VCA-11 Committee. In reaching liquidity decisions, the investment adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfers). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Other investment techniques. VCA-11 may purchase or sell securities on a when-issued or delayed delivery basis. This technique is described under "Description of VCA-10's Investment Techniques," page 13. In addition, as explained in greater detail in the Statement of Additional Information, VCA-11 may lend its portfolio securities.



Commission standards. The VCA-11 Committee has adopted the following additional policies to conform to the Commission's standards applicable to all money market funds, including VCA-11: (1) VCA-11 will only purchase securities that are United States dollar-de-nominated "eligible securities" that the VCA-11 Committee has determined present minimal credit risks; (2) VCA-11 will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government obligations); however, the Account may exceed the 5% limit with respect to the "first tier" securities (see "Appendix"), of one issuer at a time, for up to three business days after the purchase is made; (3) VCA-11 will not invest more than 5% of its total assets in "second tier" securities (see "Appendix") nor more than the greater of one million dollars and 1% of its assets in the "second tier" securities of any one issuer; (4) If a "first tier" security held by VCA-11 ceases to be so classified, the investment manager will reassess promptly whether the security presents minimal credit risks and shall cause the Account to take such action as it determines is in the best interests of VCA-11 and its Participants; (5) In the event of a default with respect to a security held by VCA-11, or if a security held in the Account ceases to be an "eligible security," or if it has been determined that a security owned by VCA-11 no longer presents minimal credit risks, VCA-11 will sell the security as soon as practicable unless the Committee makes a specific finding that such action would not be in the best interest of the Account; and (6) VCA-11's dollar-weighted average portfolio maturity will be no more than 90 days, and the Account will not acquire any instrument with a remaining maturity greater than 397 calendar days (determined in accordance with Commission rules). The VCA-11 Committee has adopted written procedures delegating to the investment manager under certain guidelines the responsibility to make the above-described determinations, including certain credit quality determinations. The VCA-11 Committee may revise these procedures from time to time, for example to incorporate revisions to Commission rules.


THE INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

The investment objectives of the seven Fund Portfolios currently available for investment through VCA-24 under the Contracts are:

Diversified Bond Portfolio. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

Government Income Portfolio. A high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.


Conservative Balanced Portfolio. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.


Flexible Managed Portfolio. Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high risk of loss in an effort to achieve greater appreciation.

Stock Index Portfolio. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

Equity Portfolio. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Global Portfolio. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

The investment policies, restrictions and risks associated with each of these seven Fund Portfolios are described in the accompanying Prospectus for the Fund. Certain restrictions are set forth in the Fund's Statement of Additional Information.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed incomed securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk se-curities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing. See the Fund's Prospectus and Statement of Additional Information for a discussion of the risks associated with investing in fixed income securities rated below investment grade.

DETERMINATION OF ASSET VALUE


The Unit Value for VCA-10 will be determined once daily as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open for trading. NASDAQ National Market System equity securities and securities for which the primary market is on an exchange are generally valued at the last sale price on such system or exchange or, in the absence of recorded sales, at the mean between the last quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker.



Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker.


Short-term investments having maturities of sixty days or less are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.


Options on stock and stock indices traded on national securities exchanges are valued at the last sale price on such exchange on the day of valuation, or if there was no sale on that day, at the mean between the most recently quoted bid and asked prices on such exchange.



Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.



Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the VCA-10 Committee.



The Unit Value for VCA-11 will be determined once daily as of 4:15 p.m. Eastern time on each day that the NYSE is open for trading. With the exception of U.S. Government securities held subject to repurchase agreements that may have maturity dates in excess of one year from the date of delivery of the repurchase agreement, securities held in VCA-11 consist primarily of debt obligations with a remaining maturity of less than thirteen months. These securities will be valued at amortized cost. If the net asset value of VCA-11 fluctuates by as much as three-tenths of one percent because of the use of the amortized cost method as opposed to the mark-to-market valuation, then the VCA-11 Committee will be promptly notified so that corrective action may be taken to avoid the dilution of the interests of Participants in investment companies. This corrective action may entail selling portfolio instruments prior to maturity, redeeming shares in kind or using market value. In determining the market value for securities held in VCA-11, where the primary market for a security is an exchange, the market quotations are obtained from that exchange. Securities which are not listed on an exchange and for which market quotations are readily available are valued at the market price as obtained from one or more of the major market makers. Other investments and assets are valued at fair value as determined in good faith under the direction of the Committee. Prudential supervises and retains responsibility for such appraisals under the direction of the VCA-11 Committee.


The proceeds from sales of VCA-11's assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold, may return less than its cost.

The procedures for computing the net asset value of Fund shares are described in the accompanying Fund Prospectus.

                                   MANAGEMENT


The operations of VCA-10 and VCA-11 are conducted under the general supervision of their respective Committees and in accordance with their respective Rules and Regulations. The members of each Committee are elected for indefinite terms by the Participants in that Account and by any other persons who may have voting rights in respect of the Account. See "Voting Rights," page 33. A majority of the Committee members are not "interested persons" of Prudential or of the Accounts, as defined in the 1940 Act. Information about the Fund's Board of Directors is provided in the accompanying Prospectus of the Fund and its Statement of Additional Information.

Prudential serves as the investment manager of VCA-10, VCA-11 and the Fund under separate investment management agreements with each of them. Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). Prudential continues to have responsibility for all investment advisory services under its investment management agreements with VCA-10, VCA-11 and the Fund. Pursuant to a service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.



An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-10, VCA-11 and the Fund, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. VCA-10, VCA-11 and the Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. For a more complete description see the section "Portfolio Brokerage and Related Practices" in the Statement of Additional Information.


Prudential is also responsible for administrative and recordkeeping functions for VCA-10 and VCA-11 and pays the expenses associated with them. Information about the administrative, recordkeeping and other expenses of the Fund appears in the accompanying Fund prospectus, and in the Fund's Statement of Additional Information.



                                    CHARGES



No deduction is made from contributions to VCA-10, VCA-11 or any Subaccount of VCA-24 at the time they are made. Accordingly, one hundred percent (100%) of those contributions is invested in the Program. Certain charges, described below, are imposed upon withdrawal of all or part of the contributions made on behalf of Participants, or upon each Participant's Accumulation Account in the Program.


Deferred Sales Charge

PIMS performs certain sales and distribution functions regarding the Contracts. In consideration for these services, a deferred sales charge which is designed to cover expenses relating to sales of the Contracts, including commissions, may be imposed upon contributions withdrawn by a Participant. To the extent the deferred sales charge does not repay these expenses, the difference will be made up from Prudential's surplus held in its general account. The amount of the deferred sales charge imposed upon any withdrawal depends upon the number of years of a Participant's participation in a MEDLEY Program, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant.

Participation in a Program begins upon the date when the first contribution on behalf of the Participant under a Contract described in this Prospectus, a Companion Contract, the fixed rate option, mutual fund, or other investment options made available by Prudential along with enrollment information in a form satisfactory to Prudential, is received by Prudential in good order. Such participation ends on the date when all of the Participant's Accumulation Accounts under the Program are cancelled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Program for a limited time (currently about one year) for the purposes of calculating any deferred sales charge on the withdrawal of any future contributions.

The chart below describes the maximum amount of the deferred sales charge.

                                 DEFERRED SALES
                                  CHARGE, AS A
           YEARS OF              PERCENTAGE OF
            PROGRAM              CONTRIBUTIONS
         PARTICIPATION             WITHDRAWN
         -------------           --------------
up to 1 year...................        7%
1 year up to 2 years...........        6%
2 years up to 3 years..........        5%
3 years up to 4 years..........        4%
4 years up to 5 years..........        3%
5 years up to 6 years..........        2%
6 years up to 7 years..........        1%
7 years and after..............        0%

Although some Contracts may provide for higher sales charges, Prudential has determined to limit sales charges on all Contracts to the above schedule. If a Participant makes a withdrawal on an anniversary date of his Program participation, any applicable deferred sales charge will be based on the longer period of Program participation.

The proceeds received by a Participant upon any partial or full withdrawal will be reduced by the amount of any deferred sales charge.


Lower deferred sales charges may be imposed under certain Contracts. See "Modification of Charges," page 19.


Limitations on Sales Charges

No deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Con-tract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. In addition, no deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in a Program.

Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a Companion Contract, and the fixed rate option of a Combination Contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

Loans are considered to be withdrawals from the Account or Subaccount from which the loan amount was deducted but are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10, VCA-11 and each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account or Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Annual Account Charge

An annual account charge for recordkeeping and other administrative services is deducted from each Participant's Accumulation Account in the Program. This annual account charge is payable to Prudential and is made on the last business day of each calendar year as long as the Participant still has an Accumulation Account under the Program. The annual account charge will be pro rated for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. If all of the Participant's Accumulation Accounts are cancelled before the end of the year, the charge will be made on the date the last Accumulation Account is cancelled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to such Account). The annual account charge will not be made, however, upon the cancellation of a Participant's Accumulation Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Program only as a new Participant and will be subject to a new annual account charge. Also, the annual account charge will not be made if the Participant's employer has chosen to pay the charge.

The aggregate annual account charge with respect to a Participant's Accumulation Accounts will not be greater than $30. The charge will first be made against a Participant's Accumulation Account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no Accumulation Account under a Companion Contract or the fixed rate option, or if that Accumulation Account is too small to pay the charge, the charge will be made against the Participant's Accumulation Account in VCA-11. If the Participant has no VCA-11 Accumulation Account, or if that Account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 Accumulation Account. If the Participant has no VCA-10 Accumulation Account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's Accumulation Accounts in VCA-24.

The cash positions of VCA-10, VCA-11 and the Subaccounts of VCA-24 are expected to be sufficient to cover such part of the charge that is collected from them. Accordingly, that collection should have no adverse financial effect on any Account or Subaccount.

Charge for Administrative Expenses and
Investment Management Services

A daily charge is made which is equal to an effective annual rate of 1.00% of the net asset value of VCA-10 and VCA-11. Three quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one quarter (0.25%) is for investment management. A daily charge is also made which is equal to an effective annual rate of 0.75% of the net asset value of each Subaccount of VCA-24. All of this charge is for administrative expenses not covered by the annual account charge. These charges are payable to Prudential and are reflected in the computation of the value of the Units in each Account and Subaccount. See "The Unit Value," page 20. It should be noted that because the administrative charge of 0.75% is a charge based on a percentage of assets in an Account, there is no necessary relationship between this administrative charge and the amount of expenses attributable to a particular Contract or Participant.


Prudential makes daily charges for providing investment management of the Fund Portfolios at the following effective annual rates: 0.35% of the average daily net assets of the Stock Index Portfolio, 0.40% of the average daily net assets of the Diversified Bond Portfolio and Government Income Portfolio, 0.45% of the average daily net assets of the Equity Portfolio, 0.55% of the average daily net assets of the Conservative Balanced Portfolio, 0.60% of the average daily net assets of the Flexible Managed Portfolio and 0.75% of the average daily net assets of the Global Portfolio. Other expenses incurred by the Fund include costs of Portfolio transactions, legal and accounting expenses, and the fees of the Fund's custodian and transfer agent. Further detail is provided in the accompanying Prospectus for the Fund and its Statement of Additional Information.

Modification of Charges

Prudential may impose deferred sales charges and annual account charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential's anticipation that lower sales or administrative costs will be incurred, or less sales or administrative services will be performed, with respect to such Contracts due to economies arising from
(1) the utilization of mass enrollment procedures or (2) the performance of recordkeeping or sales functions, which Prudential would otherwise be required to perform, by the Contract-holder, an employee organization, or by a third party on their behalf or (3) an accumulated surplus of charges over expenses under a particular Contract. Generally, the deferred sales charge is lowered or waived depending on the amount of local service the Contract-holder requires. In addition, the deferred sales charge may be lowered if required by state law. The exact amount of the deferred sales charge and annual account charge applicable to Participants under any given Contract will be stated in the Contract.


Prudential may change the deferred sales charge, the annual account charge and the charge of 0.75% for administrative expenses. See "Changes in the Contracts," page 30.


                                 THE CONTRACTS


Prudential generally issues the Contracts to employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. Sometimes a Contract is issued to an association that represents employers of employees who become Participants, sometimes to an association whose members become Participants and sometimes to a trustee of a trust with participating employers whose employees become Participants. Even though an employer, an association or a trustee is the Contract-holder, the Contract normally provides that Participants shall have the rights and interests under them that are described in this Prospectus. But this is not always true. For example, prior to 1996, Section 457 of the Internal Revenue Code required that a Contract issued in connection with a plan under that Section provide that all rights under the Contract are owned by the employer to whom, or on whose behalf, the Contract is issued. The Section also required that the Contract provide that all amounts are payable to the employer and that the employee has no rights or interests under the Contract, including any right or interest in the Accumulation Account established in his name except as provided in the plan. In 1996, however, Congress amended Section 457 to require that all plan assets be held for the exclusive benefit of Participants and their beneficiaries. For plans existing on the date of enactment in 1996, that new requirement need not be implemented until January 1, 1999. Thus, Participants under 457 Contracts should consult their employer's plan to determine what rights they have under their particular plan. Certain Contracts issued in connection with non-qualified arrangements may place all rights and interests in the employer, not the employee.


Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their employer's plan or any agreements with the employer to see if there are any such limitations and, if so, what they are. Prudential may issue the Non-Qualified Combination Contract to cover individuals who are not associated with a single employer or other organization.

THE ACCUMULATION PERIOD

  1. Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

     Contributions to a Program ordinarily will be made periodically pursuant to a payroll deduction or similar agreement between the Participant and his employer. Any contributions to an IRA must be in an amount of no less than $500, except for contributions to an IRA for a non-working spouse (or working spouse who elects to be treated as a non-working spouse), which are limited to $250 per year.


     A Participant designates what portion of the contributions made on his behalf should be invested in VCA-10, VCA-11 and in any Subaccount of VCA-24 (if all three Accounts are part of his employer's Program) or under a fixed rate option or Companion Contract, if any. The Participant may change this designation usually by notifying Prudential at the address shown on the cover page of this Prospectus. Under certain Contracts, an entity other than Prudential keeps certain records, and Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 28.



     The full amount (100%) of each contribution designated for investment in VCA-10, VCA-11 or any Subaccount of VCA-24 is credited to an Accumulation Account maintained for the Participant in that Account or Subaccount. An Accumulation Account in VCA-10 consists of VCA-10 Units; an Accumulation Account in VCA-11 consists of VCA-11 Units; an Accumulation Account in a Subaccount of VCA-24 consists of Units of that Subaccount. The number of Units credited to a Participant in an Account or Subaccount is determined by dividing the amount of the contribution made on his behalf to that Account or Subaccount by the Account's or Subaccount's Unit Value for the business day on which the contribution is received at the address shown on the cover page of this Prospectus. A business day is a day on which the NYSE is open for trading.


     The initial contribution made for a Participant will be invested in VCA-10, VCA-11, or a Subaccount of VCA-24 no later than two business days after it is received by Prudential and identified as being for investment in VCA-10, VCA-11, or a Subaccount of VCA-24, if it is preceded or accompanied by satisfactory enrollment information (i.e., good order). If the Contract-holder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to a money market option upon receipt, and also will send a notice to the Contract-holder that requests allocation information for each such Participant. If the Contract-holder purchases only contracts that are within the MEDLEY Program, or purchases such contracts together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the VCA-11 money market option. If the Contract-holder purchases contracts that are within the MEDLEY Program as well as shares of a money market fund, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the money market fund. If the necessary enrollment information is not received in response to its initial notice to the Contract-holder, Prudential will deliver up to three additional notices to the Contract-holder at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of VCA-11 (or, as the case may be, shares of the money market fund) were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant VCA-11 Units (or shares of the money market fund) and pay the proceeds (including earnings thereon) to the Contract-holder. Any proceeds paid to the Contract-holder under this procedure may be considered a prohibited and taxable reversion to the Contract-holder under current provisions of the Internal Revenue Code. Similarly, returning proceeds may cause the Contract-holder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended, to hold all plan assets in trust. Both problems may be avoided if the Contract-holder arranges to have the proceeds paid into a qualified trust or annuity contract.


     The number of VCA-10 Units, VCA-11 Units or Units of a particular Subaccount of VCA-24 credited to a Participant will not be affected by any subsequent change in the value of those Units, but the dollar value of a Unit will vary from business day to business day depending upon the investment experience of the Account or Subaccount. The number of Units credited to a Participant in an Account or Subaccount will be reduced as the result of the annual account charge. That charge will be made by cancelling the number of Units that is equal to the amount of the charge (see "Annual Account Charge," page 18) divided by the Unit Value for the business day on which the charge is made.


  2. Valuation of a Participant's Account

     The value of a Participant's Accumulation Account in VCA-10, VCA-11 or in a Subaccount of VCA-24 on any particular day is determined by multiplying the total number of Units then to the Participant's credit in the Account or Subaccount by the Account's or Subaccount's Unit Value on that day.

  3. The Unit Value

     On November 4, 1982, the date of the first Participant contribution to VCA-10, the Unit Value for VCA-10 was set at $1.00. On November 8, 1982, the date of the first Participant contribution to VCA-11, the Unit Value for VCA-11 was set at $1.00. The Unit Value for each Subaccount of VCA-24 was set at $1.00 on the date of commencement of operations of that Subaccount.

     The Unit Value will be determined each business day by multiplying the previous day's Unit Value by the gross change factor for the current business day and reducing this amount by the daily equivalent of the applicable investment management and administrative fees. The gross change factor for VCA-10 and VCA-11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for each Subaccount of VCA-24 is determined by dividing the current day's net asset value per share of the applicable Portfolio of the Fund by the previous day's net value per share.

  4. Withdrawal (Redemption) of Contributions.


     The Internal Revenue Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code. Pursuant to Section 403(b)(11) of the Internal Revenue Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax-deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code). However, the Internal Revenue Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the retirement arrangement under which a Participant is covered contains a financial hardship provision, withdrawals can be made in the event of the hardship.


     Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his interest in his Accumulation Account(s) as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant's Accumulation Account(s) attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.


     Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can continue to make transfers of all or part of his interest in his Accumulation Account(s) among the available investment options offered by the Prudential and can transfer directly all or part of his interest in his Accumulation Account(s) to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). See "Transfer Payments," page 25.


     Unless restricted by the tax-deferred annuity arrangement under which he is covered, a Participant may withdraw at any time all or part of his interest in his Accumulation Account(s) that is attributable to employer contributions or after-tax Participant contributions, if any.


     With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code (e.g., Code Section 457 plans) a Participant's right to withdraw at any time all or part of his interest in VCA-10, VCA-11 or any Subaccount of VCA-24 may be restricted by the retirement arrangement under which he is covered. For example, Code
     Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, separation from service, or for unforeseeable emergencies.



     Withdrawal requests should be submitted to Prudential in the manner set out in the Summary section of this Prospectus or, if required by the Contract, another entity providing record-keeping services. See "Modified Procedures," page 28. Under certain Contracts, the amount withdrawn from an Account or Subaccount as a minimum distribution payment must be at least $250 or, if less, equal to the full value of the Participant's interest in the Account or Subaccount. The amount withdrawn will be reduced by any deferred sales charge that may apply. See "Deferred Sales Charge," page 17. If a Participant withdraws the value of all of his Accumulation Accounts under a Program, the full annual account charge will be deducted at that time that would otherwise have been deducted at the end of the calendar year and those Accumulation Accounts will be cancelled. The resulting amount will be paid within seven days after the request for the withdrawal has been received in a manner prescribed by Prudential, except as deferment of such payment may be permitted under the provisions of the 1940 Act in effect from time to time. Currently, deferment is permissible only when the NYSE is closed or trading is restricted, when an emergency exists as a result of which disposal of the securities held in the Account or Subaccount involved is not reasonably practicable or it is not reasonably practicable to determine fairly the value of the Account's or Subaccount's assets, or when the Commission has provided for such deferment for the protection of Participants. As of the day a withdrawal request is received by Prudential, the Participant's Accumulation Account in VCA-10, VCA-11 or any Subaccount of VCA-24, as the case may be, will be reduced by the lesser of the number of Units obtained by dividing the amount of the Participant's withdrawal request by the Unit Value for that day, or the number of Units remaining in the Accumulation Account.


     Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain withdrawal requests include the consent of the Participant's spouse. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

     Under certain Contracts, withdrawals may be made to pay expenses of the plan.

     Prudential may process a withdrawal from a Participant's Accumulation Account if Prudential determines that the Participant's contributions exceed the amount permitted by the Internal Revenue Code.


     A withdrawal will generally have federal income tax consequences, which can include tax penalties. See "Federal Tax Status," pages 31-33.


  5. Systematic Withdrawal Plan

     If permitted by the Internal Revenue Code and the retirement arrangement under which a Participant is covered, and subject to the restrictions and limitations set forth below, a Participant may arrange for systematic withdrawals to be made from his Accumulation Account(s). A Participant may arrange for systematic withdrawals only if, at the time he elects to have such an arrangement, the sum of the balance(s) in his Accumulation Account(s) is at least $5,000. A Participant who has not reached age
     59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.


     Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable and Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 (or, in the case of Participants in Section 403(b) annuity plans and certain governmental or church plans who retire after age 70 1/2, after the Participant has retired) and by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," pages 31-33.


     Systematic withdrawals may be arranged only pursuant to an election on a form approved by Prudential. Under certain types of retirement arrangements, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals shall be made on a monthly, quarterly, semi-annual, or annual basis.

     All systematic withdrawals shall be effected as of the day of the month specified by the Contract-holder, or, if such day is not a business day, then on the next succeeding business day. Systematic withdrawals shall continue until the Participant has withdrawn all of the balances in his Accumulation Account(s) or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal -- which will vary, reflecting investment experience during the withdrawal period -- will be equal to the sum of the balances then in the Participant's Accumulation Account(s) divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

     Systematic withdrawals shall be taken first out of the Participant's Accumulation Account, if any, in the Companion Contract or the fixed rate option until that Accumulation Account is exhausted. Thereafter, systematic withdrawals will be taken in order from the Participant's Accumulation Account(s) (until each is exhausted), in VCA-11, VCA-10, the VCA-24 Equity Subaccount, the

VCA-24 Diversified Bond Subaccount, the VCA-24 Conservative Balanced Subaccount, the VCA-24 Flexible Managed Subaccount, the VCA-24 Stock Index Subaccount, the VCA-24 Government Income Subaccount, and the VCA-24 Global Subaccount. (Special
     exceptions may be made at the discretion of Prudential.)

     A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential that Prudential will provide to him upon request. A Participant may make such a change only once during each calendar year.

     A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement, and no systematic withdrawals will be made for him after Prudential has received his instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result thereof.


     An arrangement to make systematic withdrawals will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals (redemptions) described on page 21 of this Prospectus, the right to make transfers described on page 25, and the right to purchase a fixed dollar annuity described on page 29.



     No deferred sales charge is imposed upon systematic withdrawals made pursuant to an arrangement elected as described above; provided, however, that Prudential reserves the right to apply a deferred sales charge on systematic withdrawals where payments are made for less than three years. Furthermore, a Participant who is receiving systematic withdrawals and is over the age of 59 1/2 may make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the balances in his Accumulation Account(s) and no deferred sales charge shall be imposed upon such withdrawal. This additional withdrawal may be made from any of the Participant's Accumulation Account(s), as the Participant may elect. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 28.


  6. Texas Optional Retirement Program

     Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program") in order to comply with the provisions of Texas law relating to the Texas Program.


     Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant's individual Accumulation Accounts. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for his account with Texas' contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas' contribution will be withdrawn and returned to the State.



     Withdrawal benefits of Contracts issued under the Texas Program are available only in the event of a Participant's death, retirement or termination of employment in all institutions of higher education. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the values credited to them under the Contract unless one of the foregoing conditions has been satisfied. The value of a Participant's interests under the Contract may, however, be transferred to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.


  7. Death Benefits


     Upon receipt by Prudential of due proof of a Participant's death and a claim and payment election submitted on a form approved by Prudential, a death benefit made up of the balance in the Participant's Accumulation Accounts (after deduction of the annual account charge and calculated, insofar as Accumulation Accounts in VCA-10, VCA-11 and the Subaccounts of VCA-24 are concerned, as the product of the Unit Value for the business day on which Prudential receives due proof of the Participant's death and other necessary forms multiplied by the number of Units then credited to the Participant's Accumulation Account) will be payable to his designated beneficiary. The appropriate address to which a death benefit claim should be sent is set out in the Summary section of this Prospectus. For certain Contracts a death benefit claim should be sent to a designated
     record-keeper rather than Prudential. See "Modified Procedures," page   .


     The death benefit will be paid in one sum as if it were a single withdrawal, as systematic withdrawals, as an annuity, or a combination of the three, as the Participant may have directed subject to the minimum distribution rules of Code Section 401(a)(9) as described below under

     "Federal Tax Status." If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

     a. to receive a one-sum cash payment;

     b. to have a fixed-dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant's account were being used to purchase an annuity for the Participant;

     c. to receive regular payments in accordance with the systematic withdrawal plan; or


     d. a combination of all or any two of (a), (b), and (c).


     Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant's death the beneficiary elects to use at one time the entire balance in any one or more of the Participant's Accumulation Accounts to receive a one-sum cash payment, Prudential will add to the death benefit, if necessary, so that with respect to each Accumulation Account from which such cash payment is made, the total made available to the beneficiary will not be less than the contributions to such Accumulation Account minus any withdrawals or transfers affecting such Accumulation Account and minus the annual account charge, if any. Certain Contracts may provide a higher amount.

     Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant's account as of his date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, 50% of the balance in all of the Participant's Accumulation Accounts will be paid to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, the remaining 50% would be paid to Participant's designated beneficiary.


     Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See "Available Forms of Annuity," page 29. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant's Accumulation Accounts in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. (See "Federal Tax Status" on pages 31-33). If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, a one-sum cash payment will be made to the beneficiary, after deduction of the annual account charge. A specific contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.


     Until a death benefit is paid that results in reducing to zero the balance in all of the Participant's Accumulation Accounts under a Program, those Accounts will be maintained for the beneficiary in the same manner as they had been for the Participant, except (i) the beneficiary may make no contributions (ii) no loans may be taken and (iii) no deferred sales charge will be imposed upon withdrawals.

  8. Discontinuance of Contributions

     Contributions on behalf of all Participants under a Contract or for all Participants of an employer covered under a Contract may be discontinued upon notice by the Contract-holder to Prudential. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

     On at least 60 days' advance notice to the Contract-holder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants, under a Contract. (Some Contracts require 90 days' advance notice.)

     The discontinuance of contributions on a Participant's behalf does not otherwise affect his rights under the Contracts. He may make withdrawals from his Accumulation Account--for transfer, for the purchase of an annuity or for any other purpose--just as if contributions were still being made for him. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Accumulation Accounts is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may elect to cancel those Accumulation Accounts unless prohibited by the retirement arrangement, and pay the Participant their value (less the annual account charge) as of the date of cancellation.

  9. Transfer Payments


     a. Unless restricted by the retirement arrangement under which a Participant is covered, upon the receipt by Prudential of a duly completed written transfer request form or properly authorized telephone or internet transfer request, all or a portion of the Participant's Accumulation Account in VCA-10, VCA-11, or in any Subaccount of VCA-24 will be transferred to another Account or Subaccount, fixed rate option or to a Companion Contract that covers him. There is no minimum transfer amount. As of the day the transfer request is received, the Participant's Accumulation Account in the Account or Subaccount from which the transfer is made will be reduced by the number of Units obtained by dividing the amount to be transferred by the Unit Value for that day. If the transfer is made to another Account or Subaccount as of the same day, the number of Units credited to the Participant in that Account or Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant. For example, many Contracts may preclude transfers from the Companion Contract or fixed rate option into non-equity investment options that are defined in the Contract as "competing" with the general account options in investment characteristics. If such transfers are precluded, the Contract will further require that amounts transferred from the Companion Contract or fixed rate option into non-competing investment options such as a stock fund may not for 90 days thereafter be transferred into a "competing" option.



        Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 28. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.



     b. A Contract may include a provision that, upon discontinuance of contributions for all Participants under the Contract or for all Participants of an employer covered under a Contract (see "Discontinuance of Contributions," above), the Contract-holder may request Prudential to make transfer payments from VCA-10, VCA-11 or any Subaccount of VCA-24 to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, certain tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code, or with IRAs, Prudential will promptly notify each Participant and each beneficiary of a deceased Participant for whom an Accumulation Account remains in force under the Contract-holder's Program that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have his Account in VCA-10, VCA-11 or any Subaccount of VCA-24, transferred to the alternate funding agency. If he does not so elect, his Accounts will continue in force under the Contract. The Accumulation Account of any Participant or beneficiary who does so elect will be cancelled as of a "transfer date," which is the business day specified in the Contract-holder's request or 90 days after Prudential receives the request, whichever is later. The product of the Units in the Participant's Accumulation Accounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable deferred sales and annual account charges, will be transferred to the designated funding agency in cash, securities held in VCA-10 and VCA-11, or both.



     c. Contributions may be discontinued for all Participants under a Contract or for all Participants of an employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from VCA-10, VCA-11 or any Subaccount of VCA-24 to an alternate funding agency. The transfer would be made as described in paragraph (b) above.

        Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments (other than those described in paragraph
        (a) above) must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.



 10. Requests by Telephone and other Electronic Means



     Certain Programs may allow Participants to effect transfers and other Account transactions by telephone, telecopy, or other electronic means, such as the Internet. If the Program offers telephone or other electronic privileges, each Program Participant will automatically receive such privileges unless he declines those privileges on a form that will be approved and communicated by the Contract-holder or Prudential. For the Participant's protection and to prevent unauthorized exchanges, telephone calls or other communications will be recorded and the Participant will be asked to provide his personal identification number or other identifying information. A confirmation of a transfer normally will be sent to the Participant. Neither the Accounts nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. Telephone and other electronic privileges are available only if the Contract-holder has so elected and only in states where these privileges may legally be offered. The safeguards discussed above that are employed by VCA-10, VCA-11 and VCA-24 are designed to minimize unauthorized exercise of these privileges. During times of extraordinary economic or market changes, electronic instructions may be difficult to implement.


 11. Exchange Offer Into MEDLEY from VCA-2


     Certain Participants in The Prudential Variable Contract Account-2 ("VCA-2") may be offered an opportunity to exchange their interests in VCA-2 for interests in VCA-10, VCA-11 or the Subaccounts of VCA-24.


     Participants in plans of VCA-2 Contract-holders that accept this exchange offer have the option of exchanging their interests in VCA-2 for interests in VCA-10 and VCA-11 or any of the Subaccounts of VCA-24. In such an exchange, any years of participation credited to those VCA-2 Participants under VCA-2 contracts will be counted as years of MEDLEY Program participation. In addition, no deferred sales charge will be applied to withdrawals from VCA-10, VCA-11 or the Subaccounts of VCA-24 until a Participant has withdrawn an amount of contributions equal to the amount transferred from VCA-2.

 12. Exchange Offer with the PMF Funds


     Prudential may offer certain open-end management investment companies--generally referred to as mutual funds--as an alternative investment vehicle for existing MEDLEY Contract-holders. These funds are managed by Prudential Investments Fund Management LLC, an indirect wholly-owned subsidiary of Prudential (collectively, the "PMF Funds"). If the Contract-holder elects to make one or more of the PMF Funds available to its Participants, Participants will be given the opportunity to direct new contributions to those PMF Funds.


     Prudential may permit Participants to exchange any or all amounts in their current variable investment accounts (under VCA-10, VCA-11 or VCA-24) for shares of the PMF Funds without the imposition of the deferred sales charge that may otherwise be applicable to withdrawals from those accounts under the MEDLEY Program (a "MEDLEY-to-PMF Exchange"). In addition, Prudential may permit Participants to exchange any or all amounts in their PMF Fund accounts to VCA-10, VCA-11 or VCA-24 (a "PMF-to-MEDLEY Exchange"). No sales charge or other transaction charge is imposed at the time of a MEDLEY-to-PMF Exchange or a PMF-to-MEDLEY Exchange. No deferred sales load will be imposed on the subsequent withdrawal of interests in VCA-10, VCA-11 or VCA-24 acquired in a PMF-to-MEDLEY Exchange.


     Prudential will determine the time periods for which any exchange offer will be available. Prudential may, for example, establish fixed periods of time for exchanges under a particular Contract (an "open window"). Prudential will advise each Contract-holder of the timing of their particular open window, but all such open windows will be for at least 60 days. Furthermore, any open-ended exchange offer will not be terminated without 60 days' prior notice to the Contract-holder. If a Participant does not elect to exchange Units of VCA-10, VCA-11 or VCA-24 for PMF Funds shares during an open window, the Participant may subsequently transfer from VCA-10, VCA-11 or VCA-24 to PMF Funds only amounts that are not subject to the deferred sales charge. This exchange offer is subject to termination and its terms are subject to change.


     If a Participant exchanges all the MEDLEY Program accounts for shares of PMF Funds, the annual account charge, which is assessed at the end of each calendar year, may be deducted from the Participant's PMF Fund account(s).

     Before deciding whether to exchange any or all of their existing MEDLEY accounts for shares of any PMF Fund, Participants should carefully read the relevant PMF Fund prospectus. Participants should understand that the PMF Funds are registered management investment companies (i.e., mutual funds) offered directly to qualified plans, certain institutional investors and others. They are not funding vehicles for variable annuity contracts. Thus, Participants investing in the PMF Funds will not have the features of an annuity contract, such as a minimum death benefit or certain annuity-related provisions, as they do under the MEDLEY Program.

     In Prudential's opinion, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of PMF Funds or vice versa.


     Furthermore, for 403(b) plans, MEDLEY-to-PMF Exchanges will be effected from a 403(b) annuity contract (Tax Deferred Annuity funds under the MEDLEY Program) to a Section 403(b)(7) custodial account (Tax Deferred Annuity funds under the PMF Funds) so that such transactions will not constitute taxable distributions. Conversely, PMF-to-MEDLEY Exchanges will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the PMF Funds than under the MEDLEY Program.


     Prudential does not intend to extend this exchange offer out of MEDLEY to Participants under any Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or are otherwise associated. Any MEDLEY Contract that is held under a non-qualified arrangement is subject to taxation as an annuity Contract. Any permitted exchange of amounts under such MEDLEY Contract to shares of PMF Funds may be treated for tax purposes as a taxable withdrawal up to the amount of the investment income earned in the MEDLEY Contract. In addition, the exchange may constitute a premature withdrawal that is subject to a 10 percent tax penalty of the amount exchanged which is includable in income (i.e., the investment earnings exchanged). However, if the owner of the MEDLEY Contract is not a natural person and the investment income on the Contract is currently taxable each year to such owner, there will be no added tax incurred if such an owner decides to exchange funds from the MEDLEY Contract to shares of PMF Funds.

     Contract-holders and Participants are encouraged to consult a qualified tax advisor for complete tax information and advice.


 13. Exchange into Discovery SelectSM Group Retirement Annuity



     Certain MEDLEY Participants may be offered an opportunity to exchange their interests in MEDLEY for interest in Discovery SelectSM Group Retirement Annuity, which offers twenty-two variable investment options, each of which is called a subaccount and which is invested in one of twenty-two mutual funds. The mutual funds available for investment through the Discovery SelectSM Group Retirement Annuity are described in that annuity's prospectus and include both Prudential and non-Prudential funds.



     No charge will be assessed on an exchange from MEDLEY, however, the Participant will become subject to the charges applicable under the Discovery SelectSM Group Retirement Annuity. Any years of participation credited to those Participants under a MEDLEY contract will be counted as years of Discovery SelectSM Group Retirement Annuity participation for purposes of calculating the accumulation period and any applicable contingent deferred sales charges.



     A copy of the Discovery SelectSM Group Retirement Annuity prospectus and statement of additional information may be obtained at no cost by calling 1-800-458-6333.



 14. Loans


     The loans described in this Section are generally available to Participants in 401(a) plans and 403(b) programs. Loans may also be available to Participants in 457 plans. The interest rate and other terms and conditions of the loan may vary from program to program. For plans that are subject to ERISA it is the responsibility of the program trustee or fiduciary to ensure that the interest rate and other terms and conditions of the loan comply with all program qualification requirements including the ERISA regulations. In addition to the loans described in this section, Participants in 403(b) programs may also be able to obtain loans under their Companion Contract and should consult their employer or Prudential.

     The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Participant's Program, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one-year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest in his or her Accumulation Accounts. In the loan application, the Contract-holder (or in certain cases, the Participant) designates the Accumulation Account(s) from which the loan amount is deducted. Borrowing, therefore, reduces a Participant's Accumulation Accounts. To repay the loan, the Participant makes periodic payments of interest plus a portion of principal. Those payments are invested in the Accounts or Subaccounts chosen by the Participant. The Participant's Program may specify the Accumulation Accounts from which he may borrow and into which repayments may be invested.


     The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified retirement plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. For information as to how the deferred sales charge applies to loans, see "Deferred Sales Charge," page 17.



     Prudential charges a loan application fee of up to $75, which is deducted from a Participant's Accumulation Accounts at the time the loan is initiated. Prudential will not accept a personal check as payment of the loan application fee. Prudential also charges up to $25 per year as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. The Accumulation Account from which this charge is deducted is determined in the same manner as with the annual account charge. See "Annual Account Charge," page 18.



 15. Modified Procedures


     Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than Prudential. The record-keeper is the Contract-holder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the valuation period in which Prudential receives appropriate instructions and/or funds from the record-keeper. Any such different procedures will be set forth in the Contract.


     These contracts may have modified deferred sales charges and annual account charges. See "Modification of Charges," page 19.


THE ANNUITY PERIOD

  1. Electing the Annuity Date and the Form of Annuity


     Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code, (see "Withdrawal (Redemption) of Contributions," page 21), and subject to the provisions of the retirement arrangement that covers him, a Participant may elect at any time to have all or a part of his interest in VCA-10, VCA-11 or any Subaccount of VCA-24 used to purchase a fixed-dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of VCA-10, VCA-11 or any Subaccount of VCA-24.


     Withdrawals from VCA-10, VCA-11 or any Subaccount of VCA-24 that are used to purchase a fixed-dollar annuity under the Contracts become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and we have been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding the fixed-dollar annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering him provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. The first monthly annuity payment generally will be made within one month of the date on which the annuity is purchased.

     Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain elections of payouts which are not qualified joint and survivor annuities must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after his death to his spouse, if then living.

     If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, Prudential may, at its option and in lieu of making any annuity payment whatsoever, pay the person who would receive the annuity a one-sum cash payment in the amount that would otherwise have been applied to purchase the annuity.

     Once annuity payments begin, the annuitant cannot surrender his annuity benefit and receive a one-sum payment in lieu thereof.

  2. Available Forms of Annuity

     Option 1--Life annuity with payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with the guarantee that if, at the death of the annuitant, payments have been made for less than the period-certain (which may be 60, 120, 180 or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his beneficiary.

     Option 2--Annuity-certain. This is an immediate annuity payable monthly for a period-certain which may be 60, 120, 180 or 240 months, as selected by the annuitant. If the annuitant dies during the period-certain, payments in the same amount the annuitant was receiving will be continued to his beneficiary, but no further payments are payable after the end of the period-certain.

     Option 3--Joint and survivor annuity with payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33%, 50%, 66% or 100% as selected by the annuitant (the amounts of each payment made to the annuitant will be lower as the percentage he selects to be paid to the contingent annuitant is higher). If both the annuitant and the contingent annuitant die during the period-certain (which may be 60, 120, 180 or 240 months, as selected by the annuitant), payments will be continued during the remainder of the period-certain to the properly designated beneficiary.

     Other forms of annuity may be available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

     If the dollar amount of the first monthly payment to a beneficiary is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his own right, Prudential may elect to pay the commuted value of the unpaid payments-certain in one sum.

  3. Purchasing the Annuity

     No deferred sales charge is deducted from contributions withdrawn to purchase an annuity. If, as a result of a withdrawal to purchase an annuity, all of the Participant's Accumulation Accounts under the Program are reduced to zero, the full annual account charge is deducted, unless the annuity becomes effective on January 1 of any year. The resulting amount, less any applicable taxes on annuity considerations, is applied to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at
     the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

     The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, the schedule of annuity purchase rates is modified, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity-certain with 180 payments or less, as described in Option 2, will apply only to amounts added to a Participant's Accumulation Account after the date of change. A change in any other schedule will apply to all amounts in a Participant's Accumulation Account.

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

CHANGES IN THE CONTRACTS

Some Contracts provide that after it has been in effect for two years Prudential may change the annual account charge and the table of deferred sales charges. Any change in the table of deferred sales charges generally will apply only to the withdrawal of those contributions made on or after the date the change takes effect. For this purpose, contributions shall be deemed to be withdrawn on a first-in, first-out basis.

Some Contracts also provide that after it has been in effect for five years Prudential may change the deduction from assets of VCA-10, VCA-11 or any Subaccount of VCA-24 for administrative expenses, the terms and conditions under which a deferred sales charge is made, the minimum amount of any contribution to VCA-10, VCA-11 or any Subaccount of VCA-24 that is made other than on a regular, periodic basis and the terms and amount of any transfer or withdrawal, provided, however, that any such change must be permissible under the provisions of the 1940 Act. The changes described in this paragraph will apply to all amounts in Participants' Accumulation Accounts, whether credited before or after the change is made.


The changes discussed in the preceding two paragraphs may not become effective earlier than 90 days after notice of them has been sent to the Contract-holder and to each person to whom the change applies who has an Accumulation Account under the Contract, other than persons covered by a Contract used in connection with deferred compensation plans under Section 457 of the Internal Revenue Code and persons covered by a Contract used in connection with non-qualified annuity arrangements.


Some Contracts permit the periodic revision of annuity purchase rates. The Contracts permit Prudential to change the Contract if Prudential deems it appropriate to conform to the requirements of any law or regulation.

A Contract may be changed at any time by agreement between Prudential and the Contract-holder; however, no change may be made that adversely affects rights with respect to annuities purchased before the effective date of the change, unless the consent of each affected annuitant is obtained.


Prudential reserves the right to substitute the shares of any other registered investment company for the shares of the Fund held in any of the Subaccounts of VCA-24. Current law requires approval by the Commission and notification to the holders of the Contracts of any such substitution. Prudential also reserves the right to operate VCA-24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to discontinue any of the Subaccounts of the Account, all to the extent permitted by applicable law. Prudential may also amend any Contract to the extent necessary to comply with any applicable law or regulation.


REPORTS


Participants will be sent, at least annually, reports showing as of a specified date the number of Units credited to them in VCA-10, VCA-11 and in the Subaccounts of VCA-24. Participants will also be sent semi-annual reports showing the financial condition of the Accounts.


If a single individual or company invests in the Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this Prospectus.

PERFORMANCE INFORMATION

Performance information for VCA-10, VCA-11, and the Subaccounts of VCA-24 may appear in advertising and reports to current and prospective Contract-holders and Participants. Performance information is based on historical investment experience of those investment options and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA-11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA-11 over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Comparative performance information may from time to time be included in reports or advertising, including, but not limited to, data from Morningstar, Inc., Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Price Index, Lehman Brothers indices and other commonly used indices or industry publications.

See "Performance Information" in the Statement of Additional Information for recent performance information.

PARTICIPATION IN DIVISIBLE SURPLUS


A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contract-holder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contract. In the case of the Contracts described in this Prospectus, any surplus determined to be payable as a dividend is credited to Participants. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. There were no payments of divisible surplus made under the Contracts in 1995. In 1996, payments of divisible surplus were made accordingly: VCA-10 $980,047, VCA-11 $89,828 and VCA-24 $789,747. In 1997, payments of divisible surplus were made accordingly: VCA-10 $32,895, VCA-11 $0 and VCA-24 $614,058.


                               FEDERAL TAX STATUS

The following discussion is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax adviser should be consulted for complete information and advice.

Taxes on Prudential. The Accounts are not considered separate taxpayers for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies--which are separate taxpayers--the earnings of the Accounts (and Subaccounts) are taxed as part of the income of Prudential. No charge is being made currently to the Accounts or the Subaccounts for company federal income taxes. Prudential will review periodically the question of a charge to the Account or Subaccounts for company federal income taxes attributable to the Contracts. Such a charge may be made in future years for any federal income taxes attributable to the Contracts.


In general, a death benefit consisting of amounts paid to a Participant's beneficiary is includable in the Participant's estate for federal estate tax purposes.


Qualified Retirement Arrangements Using the Contracts. The Contracts may be used in connection with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), and retirement programs for certain persons known as Section 403(b) annuity plans.


The provisions of the Internal Revenue Code that apply to the retirement arrangements that may be funded by the Contracts are complex and Participants are advised to consult a qualified tax adviser. In general, however, assuming that the requirements and limitations of the provisions of the Internal Revenue Code applicable to the particular type of plan are adhered to by Participants and employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Further, under the retirement programs with which the Contracts may be used, Federal income tax currently is not imposed upon the investment income and realized gains earned by the Accounts and Subaccounts in which the contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Currently, the tax on lump sum distributions may, in some cases, be limited by a special 5-year or 10-year income-averaging rule, but the 5-year averaging rule will not be available for tax years beginning after 1999. The effect of Federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of the provisions of the Internal Revenue Code applicable to the particular type of plan is necessary.

As noted above, withdrawals or distributions are taxable. Furthermore, premature distributions or withdrawals may be subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, Federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. See "Withdrawal (Redemption) of Contributions," page 21. Distributions are subject to certain minimum distribution requirements.



The Contracts may be used in connection with deferred compensation plans that meet the requirements of Section 457 of the Internal Revenue Code. The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning the applicability of Section 457 to their plans as well as the specific requirements. Reference is also made to the discussion below of
Section 72(u) of the Internal Revenue Code which may be applicable in certain circumstances.



Distributions from qualified retirement plans to a Participant who is not a 5% owner, from deferred compensation plans that meet the requirements of Section 457 of the Internal Revenue Code, from governmental and church plans, and from
Section 403(b) annuity plans that are attributable to benefits accruing after December 31, 1986 must begin by April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires. Distributions from qualified retirement plans to a 5% owner and from IRAs must begin by April 1 of the calendar year following the year in which the Participant attains age 70 1/2.



Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Accumulation Account(s) has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Accumulation Accounts must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a deferred compensation plan subject to Section 457 of the Internal Revenue Code, such period cannot exceed 15 years). Special rules apply to the spouse of a deceased Participant.



In addition to the above rules, with respect to a deferred compensation plan subject to Section 457 of the Internal Revenue Code, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.


An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.


Non-qualified Arrangements Using the Contracts. The Contracts constitute variable annuity contracts. Accordingly, no tax should be payable by a Holder as a result of any increase in the value of his share of the investment income and realized gain earned by the Account or Subaccount in which his accumulated premium payments are held. Generally, amounts are taxed when received, either as an annuity or as a withdrawal before the annuity starting date. For these purposes, loans against the Contracts or the pledging of the Contracts are treated as withdrawals.



Amounts withdrawn before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income earned by a Holder's Account or Subaccount has been withdrawn. Thus, a Holder will be taxed on the amount he withdraws before he starts receiving annuity payments to the extent that the cash value of his Contract, unreduced by the withdrawal charge, exceeds his premium payments.



In addition to the ordinary income tax, the Internal Revenue Code further provides that premature withdrawals that are includible in income will be subject to a penalty tax. The amount of the penalty is 10 percent of the amount withdrawn that is includable in income. Some withdrawals will be exempt from the penalty. These include withdrawals (1) made on or after the date on which the Holder reaches age 59 1/2, (2) made on or after the death of the Participant,
(3) attributable to the Holder becoming disabled (as defined in Code Section 72(m)), (4) in the form of level annuity payments under a lifetime annuity, or
(5) in the form of substantially equal periodic payments (made at least annually) for the life expectancy of the Holder or the joint life expectancies of the Participant and his designated beneficiary.



Different tax rules apply to the receipt of annuity payments or regular payments in accordance with a systematic withdrawal arrangement by a Holder after the annuity starting date. A portion of each payment he receives under a Contract will be treated as a partial return of his post-tax premium payments, if any, and will not be taxable. The remaining portion of the payment will be taxed as ordinary income. Exactly how each payment is divided into taxable and nontaxable portions depends upon (i) the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant, payee or, in the case of a joint and survivor life annuity, payees, or (ii) whether you elect to have regular payments made in accordance with a systematic withdrawal plan over a fixed period of time or in fixed dollar amounts. Once a Holder has recovered all his premium payments, the balance of the annuity payments will be fully taxable.



Certain minimum distribution requirements apply in the case where the Holder dies before the entire interest in his annuity has been distributed. Further, certain transfers of an annuity for less than full compensation (e.g., certain gifts), will trigger tax on the gain in the Contract.



Contracts Held by Persons Other than Individuals. Special rules under Section 72(u) of the Internal Revenue Code apply to the Contracts if held by a person who is not a natural person and if not covered by one of several exceptions. Under these rules, if a Contract is held by a corporation, partnership, trust or similar nonnatural person, the income on the Contract each year is treated as ordinary income received or accrued that year by the owner of the Contract. Income on the Contract is the excess of the sum of the net surrender value of the Contract at the end of the taxable year plus any amounts distributed for all years over the aggregate amount of premiums paid under the Contract and amounts received under the Contract that have been included in income. Exceptions to these rules include Contracts: held by a nonnatural person as an agent for a natural person; acquired by an estate by reason of the death of the decedent; held under a qualified pension or profit sharing plan, a Section 403(b) annuity plan or individual retirement plan (see discussion above) or contracts which provide for immediate annuities.



Withholding. Generally, under a nonqualified annuity arrangement, or individual retirement account or individual retirement annuity, unless a Participant elects to the contrary, any amounts that are received under his Contract that Prudential reasonably believes are includable in gross income tax for tax purposes will be subject to withholding to meet Federal income tax obligations. In the absence of an election by a Participant that Prudential should not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that Prudential reasonably believes is subject to withholding. In addition, certain distributions from qualified plans under Section 401 or Section 403(b) of the Internal Revenue Code, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the participant, or joint and last survivor expectancy of the participant and a designated beneficiary; or (b) distributions for a specified period of ten years or more; or (c) distributions which are required as minimum distributions. Accordingly, a Participant would be well-advised to check the Contract-holder's retirement arrangement and consult with appropriate tax advisers regarding the current state of the law before making a withdrawal. Prudential will provide forms and instructions concerning withholding. However, amounts that are received under a Contract used in connection with a plan that is subject to Section 457 of the Internal Revenue Code are treated as wages for Federal income tax purposes and are, thus, subject to general withholding requirements.


                                 VOTING RIGHTS

Except for Participants and beneficiaries under certain Contracts used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code, each person who has an Accumulation Account in VCA-10 or VCA-11, as the case may be, has the right to vote at meetings of Participants in that Account, and Prudential will vote the shares of the Fund that it holds in any Subaccount of VCA-24 in the manner directed by persons who have Accumulation Accounts in that Subaccount. If the Participants under a Contract issued in connection with a 457 plan do not have voting rights, then the Contract-holder will have the voting rights.

Persons having voting rights with respect to VCA-10 and VCA-11 are entitled to vote in connection with the election of the members of an Account's Committee. Committee members are not elected annually. All Committee members elected by persons having voting rights are elected for indefinite terms. Vacancies may be filled by a majority vote of all the remaining Committee members, provided that immediately after filling any such vacancy, at least two-thirds of the members then holding office shall have been elected by persons having voting rights. Members elected by a Committee, rather than by persons having voting rights, only hold their positions until the next meeting of persons having voting rights in respect to such Account. At that next meeting, persons with voting rights fill the vacancy by electing a member for an indefinite term.

In addition, persons having VCA-10 and VCA-11 voting rights are entitled to vote in connection with:

  a. any amendments of the investment management agreement between Prudential and the Account and any such new agreements negotiated by the Committee;

  b. any changes in the fundamental investment policies of the Account; and

  c. any other matter requiring a vote of VCA-10 and VCA-11 Participants.

Instructions to Prudential for the voting of Fund shares will involve the following matters: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant for the Fund; (3) approval of the investment advisory agreement for the Fund; (4) any change in the fundamental investment policy of a Portfolio in which assets of a Subaccount of VCA-24 are invested; and (5) any other matter requiring a vote of the shareholders of the Fund. With respect to approval of the investment advisory agreement or any change in a Portfolio's fundamental investment policy, Participants with Accumulation Accounts in a Subaccount the assets of which are invested in such Portfolio will vote with other holders of shares in such Portfolio on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.


The number of votes which a person may cast at meetings of Participants in VCA-10 or VCA-11 is equal to the number of dollars in the Account and fractions thereof credited to him, or, in the case of holders of Contracts used in connection with deferred compensation plans under Section 457 of the Internal Revenue Code where the Contract-holder has the voting rights, the number of dollars and fractions thereof that are credited to the Participants under that Contract, as of the record date.


Prudential is entitled to vote the number of votes and fractions thereof equal to the number of dollars and fractions thereof of its own funds invested in either VCA-10 or VCA-11 as of the record date. Prudential will cast its votes in the same proportions as all other votes represented at the meeting, in person or by proxy.


Meetings of Participants are not required to be held annually. The Rules and Regulations of both VCA-10 and VCA-11 provide that meetings of persons having voting rights may be called by a majority of the Committee. An Account's Committee is required to call a meeting of persons having voting rights in the event that at any time less than a majority of the members of such Committee holding office at that time were elected by persons having voting rights. Such meeting must be held within 60 days unless the Commission by order extends such period. In addition, the Committee is required to call meetings of persons with voting rights in order to submit for a vote matters on which such persons are entitled to vote (as listed above).


For the purpose of determining the persons having voting rights in respect of an Account who are entitled to notice of and to vote at such meetings, the Committee may fix, in advance, a record date which shall not be more than 70 nor less than 10 days before the date of the meeting.

Votes may be cast either in person or by proxy. Persons entitled to vote will receive all proxy materials.

Each person having an Accumulation Account in a Subaccount of VCA-24 may give voting instructions to Prudential equal to the number of Fund shares represented by the Subaccount Units in his Accumulation Account. Prudential will vote the shares of the Fund that are attributable to assets of its own that it maintains in the Subaccount, or to any shares as to which it has not received instructions, in the same manner and proportion as the shares for which it has received instructions.

The number of votes for which each person may give Prudential instructions will be determined as of the record date for Fund shareholders chosen by the Board of Directors of the Fund. Prudential will furnish Participants with proper forms and proxies to enable them to give it these instructions.

As defined by the 1940 Act and as referred to elsewhere in this Prospectus, a majority vote of persons having voting rights in respect of VCA-10, VCA-11 or the Fund means (a) 67% or more of the votes of such persons present at a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast, whichever is less.

                              OTHER CONTRACTS ON A
                                 VARIABLE BASIS

In addition to the Contracts, Prudential currently issues other forms of contracts on a variable basis. At present, contributions under such other contracts are not held in VCA-10, VCA-11 or any Subaccount of VCA-24 but are held in other separate accounts.

                                STATE REGULATION


Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insur-ance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and contract-holders. This regulation does not involve any supervision or control over the investment policies of either Account or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law. See "Investment restrictions imposed by state law," in the Statement of Additional Information.


The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. No variable contract may be issued for delivery in New Jersey prior to the written acknowledgement by the Department of Banking and Insurance of its filing. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." Approval can also be withheld or withdrawn if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.


In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

                               LEGAL PROCEEDINGS


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the Court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.



Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.


In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.


Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These Agreements are now being implemented through Prudential's implementation of the class Settlement.



Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.



Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquires. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.



                                   YEAR 2000



The services provided to the Contract owners by Prudential, PIMS and PIC depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.



Prudential, PIMS and PIC identified this issue as a critical priority in 1995 and have established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.



The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on the ability of Prudential, PIMS and PIC to meet their contractual commitments to Contract owners.



Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


                             ADDITIONAL INFORMATION


This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission.


Participants may also receive further information about the Contracts at the address and phone number set forth on the cover page of this Prospectus.

                             ADDITIONAL INFORMATION


Registration statements under the Securities Act of 1933 have been filed with the Commission with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission.


For further information, you may also contact Prudential's office, the address and telephone number of which are set forth on the cover of this Prospectus.

A copy of the Statement of Additional Information prepared by Prudential, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at the number set forth on the cover of this Prospectus. The Statement includes:

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-10, VCA-11
  AND VCA-24................................................    2
  Fundamental Investment restrictions adopted by VCA-10 and
     VCA-11.................................................    3
  Investment restrictions imposed by state law..............    4
  Loans of portfolio securities.............................   10
  Portfolio turnover rate...................................   10
  Portfolio brokerage and related practices.................   11
  Custody of securities.....................................   12
PERFORMANCE INFORMATION.....................................   13
THE VCA-10 AND VCA-11 COMMITTEES............................   15
  Remuneration of Members of the Committees and Certain
     Affiliated Persons.....................................   15
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS......   16
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL
  OFFICERS..................................................   18
SALE OF THE CONTRACTS.......................................   20
EXPERTS.....................................................   20
FINANCIAL STATEMENTS OF VCA-10..............................   21
FINANCIAL STATEMENTS OF VCA-11..............................   30
FINANCIAL STATEMENTS OF VCA-24..............................   37
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL
  INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES.............  B-1

                                    APPENDIX

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA-11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) "Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Commercial paper rated A by Standard & Poor's Ratings Group ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.


"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (i) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two NRSROs (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA-11 Committee.


A "second tier" security is any "eligible security" other than a "first tier" security.

                      (This page intentionally left blank)


The Prudential Insurance Company of America                   BULK RATE
c/o Prudential Investments                                    U.S. POSTAGE
30 Scranton Office Park                                       PAID
Scranton, Pennsylvania 18507-1789                             PERMIT No. 941
ADDRESS SERVICE REQUESTED                                     CHICAGO, IL
                                                              -------------------------



MD.PU.001.498                                                           ED. 5/98

                         YOU MUST DETACH BEFORE MAILING


Please send me the "Statement of Additional Information" describing The Prudential's Group Variable Contracts.


Name  --------------------------------------------------------------------------
Address  -----------------------------------------------------------------------
City
   -----------------------------------------------------------------------------

State
   -------------------------                      Zip Code
                                --------------------------

PLEASE PRINT--will be used as mailing label!

A "Statement of Additional
Information" about the
Contracts has been filed with
the Securities and Exchange
Commission. A copy of this
Statement is available
without charge.
To receive additional
information about the

MEDLEY Program fill in

your name and address on
this card, tear it off, affix the
proper postage, and mail it
to us.

                                      Please
                                      place
                                      correct
                                      postage
                                      here


Prudential Investments


c/o Prudential Retirement Services


30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

Attention: Retirement Services Marketing

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998


                              THE MEDLEYSM PROGRAM
                            GROUP VARIABLE CONTRACTS
                                 issued through

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-10
                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-11

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.
                            ------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 1998, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.


                               TABLE OF CONTENTS


                                                              PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-10, VCA-11
  AND VCA-24................................................    2
     Fundamental Investment restrictions adopted by VCA-10
      and VCA-11............................................    3
     Investment restrictions imposed by state law...........    4
     Loans of portfolio securities..........................   10
     Portfolio turnover rate................................   10
     Portfolio brokerage and related practices..............   11
     Custody of securities..................................   12
PERFORMANCE INFORMATION.....................................   13
THE VCA-10 AND VCA-11 COMMITTEES............................   15
     Remuneration of Members of the Committees and Certain
      Affiliated Persons....................................   15
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS......   16
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL
  OFFICERS..................................................   18
SALE OF THE CONTRACTS.......................................   20
EXPERTS.....................................................   20
FINANCIAL STATEMENTS OF VCA-10..............................   21
FINANCIAL STATEMENTS OF VCA-11..............................   30
FINANCIAL STATEMENTS OF VCA-24..............................   37
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL
  INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES.............  B-1


                                The Prudential Insurance Company of America
                                c/o Prudential Investments
                                30 Scranton Office Park
                                Scranton, PA 18507-1789
                                Telephone 1-800-458-6333

================================================================================

[PRUDENTIAL LOGO]

                             INVESTMENT MANAGEMENT
                             AND ADMINISTRATION OF
                           VCA-10, VCA-11 AND VCA-24

Prudential acts as investment manager for The Prudential Variable Contract Account-10 ("VCA-10") and The Prudential Variable Contract Account-11 ("VCA-11") under separate investment management agreements with each of them. Each Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

The assets of each Subaccount of VCA-24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The Prospectus and the Statement of Additional Information of the Fund describe the investment management and administration of the Fund and its various portfolios.

Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.


Prudential continues to have responsibility for all investment advisory services under its management or subadvisory agreements with respect to its clients. Prudential's investment management agreement with each of VCA-10 and VCA-11 was most recently renewed by unanimous vote of the Committees on May 19, 1997 and by the Participants in each Account on September 8, 1983. The Service Agreement was submitted to and approved by Participants in VCA-10 and VCA-11 on November 4, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA-10 and VCA-11 Committees on May 19, 1997. Each Account's investment management agreement and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of each entire Committee or by a majority vote of persons entitled to vote in respect of the Account. An Account's investment management agreement will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.



The Service Agreement will continue in effect as to each Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the Agreements for Investment Management Services between Prudential and the Accounts. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to an Account in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and the Accounts. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to an Account, see "Voting Rights," page 33 of the Prospectus.


Prudential is responsible for the administrative and recordkeeping functions of VCA-10, VCA-11 and VCA-24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.


A daily charge is made which is equal to an effective annual rate of 1.00% of the net value of the assets in VCA-10 and VCA-11. Three quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one quarter (0.25%) is for investment management. During 1997, 1996 and, 1995, Prudential received $5,388,303, $4,121,607, and $3,023,169, respectively, from VCA-10 and $892,983, $804,528, and $746,306, respectively, from VCA-11 for administrative expenses and for providing management services.



A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA-24. All of this charge is for administrative expenses not covered by the annual account charge. During 1997, 1996 and, 1995, Prudential received $9,369,395, $6,866,521 and,
$4,741,003, respectively, in daily charges for VCA-24.



Prior to May 1, 1997, an annual account charge for administrative expenses of not greater than $20 was assessed against a Participant's Accumulation Account. As of May 1, 1997, this charge was increased to not greater than $30. During 1997, 1996 and, 1995, Prudential collected $125,689, $81,929, and $78,996 respectively, from VCA-10 and $58,601, $40,724, and $40,200, respectively, from VCA-11 in annual account charges. During 1997, 1996, and 1995, Prudential collected $294,865, $143,977, and $147,713, respectively, in annual account charges from VCA-24.



A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA-10 during 1997, 1996, and 1995, were $18,599, $13,057, and $146,870, respectively.
The deferred sales charges imposed on VCA-11 withdrawals during 1997, 1996, and 1995, were $8,370, $8,659, and $17,399, respectively. During 1997, 1996, and
1995, the deferred sales charges imposed on withdrawals from VCA-24 were $93,520, $98,456, and $151,147, respectively.


FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA-10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-10's total assets, more than 5% of VCA-10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-10 except that VCA-10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-10 except that VCA-10 may purchase and sell financial futures contracts and related options.

Loans. VCA-10 will not lend money, except that loans of up to 10% of the value of VCA-10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-10 in accordance with its investment objectives and policies.

Borrowing. VCA-10 will not issue senior securities, borrow money or pledge its assets, except that VCA-10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA-10 will not purchase securities on margin (but VCA-10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA-10 will not underwrite the securities of other issuers, except where VCA-10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA-10 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA-10

The VCA-10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Short Sales. VCA-10 will not make short sales of securities or maintain a short position, except that

VCA-10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA-10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA-11

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-11's total assets, more than 5% of VCA-11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-11.

Loans. VCA-11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.


Borrowing. VCA-11 will not issue senior securities, borrow money or pledge its assets, except that VCA-11 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-11 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.


Margin. VCA-11 will not purchase securities on margin (but VCA-11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA-11 will not underwrite the securities of other issuers, except where VCA-11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA-11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA-11

The VCA-11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA-11 will not make short sales of securities or maintain a short position.

Restricted Securities. No more than 10% of the value of the net assets held in VCA-11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA-10 and VCA-11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New

Jersey law as they currently read are, in summary form, as follows:

  1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

  2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

  3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

  4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA-10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA-10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA-10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA-10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA-10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA-10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA-10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA-10 from liquidating an unfavorable position and VCA-10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA-10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA-10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA-10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA-10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA-10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA-10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA-10 originally wrote the OTC option. There can be no assurance that VCA-10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA-10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA-10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.


VCA-10 will write only "covered" options on stocks. A call option is covered if:
(1) VCA-10 owns the security underlying the option; or (2) VCA-10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA-10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA-10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA-10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA-10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA-10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.


VCA-10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA-10 security from a decline in market value). The loss to VCA-10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA-10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA-10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA-10 may purchase call options for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA-10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA-10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA-10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.


VCA-10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA-10 will also segregate or deposit for the benefit of VCA-10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA-10's use of straddles will be limited to 5% of VCA-10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA-10's net assets at the time the straddle is written).


VCA-10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA-10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA-10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA-10 purchases a put option on an underlying security it owns.

VCA-10 may also purchase call options on debt securities for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA-10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA-10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA-10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


VCA-10 will write only "covered" options on stock indices. A call option is covered if VCA-10 follows the segregation requirements set forth in this paragraph. When VCA-10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA-10 has not written a stock call option and which has not been hedged by VCA-10 by the sale of stock index futures. When VCA-10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA-10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA-10 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA-10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA-10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.



A call option is also covered if VCA-10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA-10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.



A put option is covered if: (1) VCA-10 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA-10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA-10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.


VCA-10 may purchase put and call options on stock indices for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA-10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA-10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA-10. Price movements in VCA-10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA-10 bears the risk that the price of the securities held by VCA-10 may not increase as much as the index. In such event, VCA-10 would bear a loss on the call which is not completely offset by movement in the price of VCA-10's equity securities. It is also possible that the index may rise when VCA-10's securities do not rise in value. If this occurred, VCA-10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA-10 has written a call, there is also a risk that the market may decline between the time VCA-10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA-10 is able to sell stocks in its portfolio. As with stock options, VCA-10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA-10 would be able to deliver the underlying securities in settlement, VCA-10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA-10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA-10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA-10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


Options on Foreign Currencies. VCA-10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA-10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.


Options on Futures Contracts. VCA-10 may enter into certain transactions involving options on futures contracts. VCA-10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA-10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.


Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA-10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA-10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA-10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA-10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA-10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.


VCA-10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.


INTEREST RATE SWAP TRANSACTIONS

VCA-10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease exposure to long-or short-term interest rates. For example, VCA-10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA-10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.


The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA-10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


LOANS OF PORTFOLIO SECURITIES


VCA-10 and VCA-11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA-10 and VCA-11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA-10 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA-10 and VCA-11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.



VCA-10 and VCA-11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts' ability to maximize their securities lending opportunities.


PORTFOLIO TURNOVER RATE

VCA-10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securi-ties during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA-10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA-10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 1997 and 1996 the total portfolio turnover rate for VCA-10 was 47% and 52%, respectively.


PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for VCA-10 and VCA-11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA-10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. Prudential and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although Prudential's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.


An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1997, 1996, and 1995, the total dollar amount of commissions paid by VCA-10 to an affiliated broker, Prudential Securities Incorporated, was $27,462 or 3.3%, $12,687 or 2.3%, and $-0-, respectively. For 1997 and

1996 Prudential Securities effected 3.1% and 2.1% respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.


Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.


During 1997, 1996, and 1995, $828,324, $548,304, and $429,704, respectively, was paid to various brokers in connection with securities transactions for VCA-10. Of this amount, approximately 62.1%, 78.6%, and 77.6%, respectively, was allocated to brokers who provided research and statistical services to Prudential.


CUSTODY OF SECURITIES

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the assets of VCA-10 and VCA-11 and maintains certain books and records in connection therewith.

                            PERFORMANCE INFORMATION


The tables below provide performance information for each variable investment option through December 31, 1997. The performance information is based on historical experience and does not indicate or represent future performance.


ANNUAL AVERAGE TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1997 in VCA-10, VCA-11 and the following subaccounts of VCA-24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. VCA-24 has been in existence since May 1, 1987. However, the applicable underlying Portfolios of the Fund existed as funding vehicles for other Prudential products prior to that date. For performance information purposes, the returns calculated below for periods prior to inclusion in the MEDLEY Program reflect a hypothetical return as if those portfolios were part of the MEDLEY Program at that time, using charges applicable to the MEDLEY Program.


                                    TABLE 1


                AVERAGE ANNUAL TOTAL RETURN ASSUMING WITHDRAWAL



                                                                                              FROM DATE PORTFOLIO
                                                                                              ESTABLISHED THROUGH
                                                         ONE YEAR   FIVE YEARS   TEN YEARS   12/31/97 IF PORTFOLIO
                                               DATE       ENDED       ENDED        ENDED       NOT IN EXISTENCE
                                            ESTABLISHED  12/31/97    12/31/97    12/31/97        FOR TEN YEARS
                                            -----------  --------   ----------   ---------   ---------------------
VCA-10....................................    8/25/82     25.22%      20.17%       17.97%               --
VCA-11....................................    8/25/82     (1.25)       3.73         5.23                --
VCA-24:
     Diversified Bond.....................    5/13/83      1.76        6.71         8.41                --
     Government Income....................    5/1/89       2.86        6.30           --              8.02%
     Conservative Balanced................    5/13/83      6.57        9.60        10.34                --
     Flexible Managed.....................    5/13/83     11.05       12.12        12.54                --
     Stock Index..........................   10/19/87     25.82       18.72        16.58                --
     Equity...............................    5/13/83     17.61       18.26        16.62                --
     Global...............................    9/19/88     (0.24)      13.91           --              9.10


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

                                    TABLE 2

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                              FROM DATE PORTFOLIO
                                                                                              ESTABLISHED THROUGH
                                                         ONE YEAR   FIVE YEARS   TEN YEARS   12/31/97 IF PORTFOLIO
                                               DATE       ENDED       ENDED        ENDED       NOT IN EXISTENCE
                                            ESTABLISHED  12/31/97    12/31/97    12/31/97        FOR TEN YEARS
                                            -----------  --------   ----------   ---------   ---------------------
VCA-10....................................    8/25/82     31.37%      20.43%       18.00%               --
VCA-11....................................    8/25/82      4.81        4.13         5.27                --
VCA-24:
     Diversified Bond.....................    5/13/83      7.77        7.03         8.42                --
     Government Income....................    5/1/89       8.86        6.61           --              8.02%
     Conservative Balanced................    5/13/83     12.61        9.90        10.36                --
     Flexible Managed.....................    5/13/83     17.09       12.39        12.56                --
     Stock Index..........................   10/19/87     31.85       18.94        16.59                --
     Equity...............................    5/13/83     23.74       18.53        16.65                --
     Global...............................    9/19/88      5.77       14.14           --              9.11


Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.

                                    TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                              FROM DATE PORTFOLIO
                                                                                              ESTABLISHED THROUGH
                                                         ONE YEAR   FIVE YEARS   TEN YEARS   12/31/97 IF PORTFOLIO
                                               DATE       ENDED       ENDED        ENDED       NOT IN EXISTENCE
                                            ESTABLISHED  12/31/97    12/31/97    12/31/97        FOR TEN YEARS
                                            -----------  --------   ----------   ---------   ---------------------
VCA-10....................................    8/25/82     31.37%      153.48%     424.10%                --
VCA-11....................................    8/25/82      4.81        22.44       67.12                 --
VCA-24:
     Diversified Bond.....................    5/13/83      7.77        40.47      124.56                 --
     Government Income....................    5/1/89       8.86        37.73          --              95.27%
     Conservative Balanced................    5/13/83     12.61        60.38      168.09                 --
     Flexible Managed.....................    5/13/83     17.09        79.40      226.68                 --
     Stock Index..........................   10/19/87     31.85       138.12      364.53                 --
     Equity...............................    5/13/83     23.74       134.05      366.94                 --
     Global...............................    9/19/88      5.77        93.83          --             124.67


VCA-11 YIELD

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA-11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.

The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula:

              Effective Yield = [(base period return + 1)365/7]-1.

The yields on amount held in VCA-11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                        THE VCA-10 AND VCA-11 COMMITTEES

VCA-10 is managed by The Prudential Variable Contract Account-10 Committee ("VCA-10 Committee"). VCA-11 is managed by The Prudential Variable Contract Account-11 Committee ("VCA-11 Committee"). The members of each Committee are elected by the persons having voting rights in respect of each Account. The affairs of each Account are conducted in accordance with the Rules and Regulations of the Account. The members of each Account's Committee, the Account's Secretary and the principal occupation of each during the past five years are shown below.

VCA-10 AND VCA-11 COMMITTEES


MENDEL A. MELZER, CFA*, 37, Chairman of the Board--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, The Prudential Investment Corporation. Address: 751 Broad Street, Newark, New Jersey 07102.



JONATHAN M. GREENE*, 54, President and Member of the Committee--President of Investment Management (since 3/96), Prudential Investments. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 6/74 to 3/96. Address:
751 Broad Street, Newark, NJ 07102.



SAUL K. FENSTER, 65, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.



W. SCOTT MCDONALD, JR., 61, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.



JOSEPH WEBER, 74, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.



* These Members of the VCA-10 and VCA-11 Committees are interested persons of Prudential, its affiliates or the Accounts, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain actions of each Committee, including the annual continuance of the Agreement for Investment Management Services between each Account and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or the Account. Messrs. Melzer and Greene, Members of the Committee, are interested persons of Prudential, as that term is defined in the 1940 Act, because they are officers of Prudential, the investment manager of both Accounts. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or either Account. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.



                         OFFICERS WHO ARE NOT DIRECTORS



CAREN A. CUNNINGHAM, Secretary--Assistant General Counsel of Prudential Mutual Fund Management, Inc. since 1997; 1994 to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.; 1992 to 1994:
Assistant Vice President and Counsel, The Boston Company. Address: Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; 1994 to 1996: First Vice President of Prudential Securities Inc.; Prior to 1994: Vice President of Bankers Trust Corporation. Address: Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; 1993 to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS


No member of the Committee of either VCA-10 or VCA-11 nor any other person (other than Prudential) receives remuneration from an Account. Prudential pays certain of the expenses relating to the operation of VCA-10 and VCA-11, including all compensation paid to members of each Committee, its Chairman, its Secretary and Assistant Secretaries. No member of either Account's Committee, its Chairman, its Secretary or Assistant Secretaries who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                                   DIRECTORS



FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc., John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address:
600 Grant Street, Suite 660, Pittsburgh, PA 15219.



FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee; Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.



JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.



CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.



ROGER A. ENRICO, Director since 1994 (current term expires April, 2002). Member, Committees on Nominations and Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.



ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102.



WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations and Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.



JON F. HANSON, Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.



GLEN H. HINER, JR., Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.



CONSTANCE J. HORNER, Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations and Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.



GAYNOR N. KELLEY, Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to

1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.



BURTON G. MALKIEL, Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress and Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.



ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.



IDA F.S. SCHMERTZ , Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.



CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.



DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.



RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations and Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson &Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.



JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.



P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations and Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck and Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.



STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power and Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.



PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations and Corporate Governance. Consultant since 1996. Chairman, James
D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.



JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman and Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                               PRINCIPAL OFFICERS



ARTHUR F. RYAN, Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.



E. MICHAEL CAULFIELD, Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.



MICHELE S. DARLING, Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.



ROBERT C. GOLDEN, Executive Vice President, Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.



MARK B. GRIER, Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.



RODGER A. LAWSON, Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.



JOHN V. SCICUTELLA, Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.



JOHN R. STRANGFELD, Executive Vice President, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.



R. BROCK ARMSTRONG, Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.



JAMES J. AVERY, JR., Senior Vice President and Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.



MARTIN A. BERKOWITZ, Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.



WILLIAM M. BETHKE, Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.



RICHARD J. CARBONE, Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.



LEO J. CORBETT, Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.



MARK R. FETTING, President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.



WILLIAM D. FRIEL, Senior Vice President and Chief Information Officer since 1993. Age 59.



JONATHAN M. GREENE, President, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.



JEAN D. HAMILTON, President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.



RONALD P. JOELSON, Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.



IRA J. KLEINMAN, Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.



NEIL A. McGUINNESS, Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS, Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.



RICHARD O. PAINTER, President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.



I. EDWARD PRICE, Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.



KIYOFUMI SAKAGUCHI, President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.



BRIAN M. STORMS, President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.



ROBERT J. SULLIVAN, Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.



SUSAN J. BLOUNT, Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.



C. EDWARD CHAPLIN, Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

                             SALE OF THE CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1997, 1996 and 1995, Prudential received $18,599, $13,057, and $146,870, respectively, as deferred sales charges from VCA-10. $860,025, $479,212, and $305,297, respectively, were credited to other broker-dealers for the same periods in connection with sales of the contracts. During 1997, 1996 and 1995, Prudential received $8,370, $8,659, and $17,399, respectively, from VCA-11 as deferred sales charges and credited $154,536, $112,654 and $64,646, respectively, to other broker-dealers in connection with sales of the contracts. During 1997, 1996 and 1995, Prudential received $93,520, $98,458 and $151,147 from VCA-24 as deferred sales charges and credited $2,473,844, $1,965,736 and $1,128,432, respectively, to other broker-dealers in connection with sales of the contracts.


                                    EXPERTS


The financial statements for VCA-10, VCA-11 and VCA-24 included in this Statement of Additional Information and the condensed financial information for VCA-10, VCA-11 and VCA-24 in the prospectus for the fiscal years 1996 and 1997 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein. The financial statements have been included in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



Financial Statements for VCA-10, VCA-11, VCA-24 and Prudential, all as of December 31, 1997, are included in this Statement of Additional Information, beginning at page 21.

                         FINANCIAL HIGHLIGHTS OF VCA-10



               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*


           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)



---------------------------------------------------------------------YEAR-ENDED-DECEMBER-31,---------------
                                                         1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME....................................  $ .0757    $ .0657    $ .0609    $ .0563    $ .0855
-----------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee......................    .0154      .0118      .0094      .0083      .0077
  For administrative expenses........................    .0461      .0354      .0282      .0251      .0230
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME................................    .0142      .0185      .0233      .0229      .0548
-----------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
  Net realized gain on investments...................   1.2761      .5085      .3850      .1947      .2763
  Net unrealized appreciation (depreciation) of
     investments.....................................    .3841      .5682      .4744     (.2148)     .2599
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT ACCUMULATION VALUE                 1.6744     1.0952      .8827      .0028      .5910
-----------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
  Beginning of year..................................   5.3383     4.2431     3.3604     3.3576     2.7666
-----------------------------------------------------------------------------------------------------------
  End of year........................................  $7.0127    $5.3383    $4.2431    $3.3604    $3.3576
-----------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS**                 1.00%      1.00%      1.00%      1.00%      1.00%
-----------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
  ASSETS**...........................................      .24%       .39%       .61%       .68%      1.78%
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       47%        52%        45%        32%        45%
-----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSION RATE PAID PER SHARE...............  $ .0531    $ .0538        N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  for Participants at end of year (000's omitted)....   83,261     91,532     81,817     79,189     73,569
-----------------------------------------------------------------------------------------------------------



 * Calculated by accumulating the actual per unit amounts daily.


** These calculations exclude Prudential's equity in VCA-10.



The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10



                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1997


        COMMON STOCK                          VALUE
        INVESTMENTS            SHARES       [NOTE 2A]
-------------------------------------------------------

AEROSPACE/DEFENSE--2.7%
Doncasters PLC-ADR+ (United
  Kingdom)..................   136,400    $  2,881,450
Gen Corp....................   265,000       6,625,000
Litton Industries, Inc.+....    89,300       5,134,750
Primex Technologies, Inc....    44,700       1,508,625
                                          ------------
                                            16,149,825
-------------------------------------------------------
AUTOS & TRUCKS--2.1%
Borg-Warner Automotive,
  Inc.......................   142,500       7,410,000
Lear Corp.+.................    60,400       2,869,000
Tower Automotive, Inc.+.....    59,200       2,490,100
                                          ------------
                                            12,769,100
-------------------------------------------------------
CHEMICALS--7.4%
Agrium, Inc.................   443,100       5,400,281
BOC Group PLC-ADR (United
  Kingdom)..................   101,500       3,343,156
Chemfirst, Inc.+............   155,100       4,381,575
Cytec Industries, Inc.+.....    89,500       4,200,906
Dow Chemical................    41,300       4,191,950
Imperial Chemical
  Industries-ADR (United
  Kingdom)..................    51,800       3,363,763
Mississippi Chemical
  Corp......................   314,586       5,741,195
Olin Corp...................    95,000       4,453,125
Solutia, Inc................   130,100       3,472,044
Spartech Corp...............   135,000       2,041,875
Union Carbide...............    71,600       3,074,325
                                          ------------
                                            43,664,195
-------------------------------------------------------
COMPUTER RELATED--0.3%
Digital Equipment+..........    44,600       1,650,200
-------------------------------------------------------
CONSUMER SERVICES--4.0%
Archer-Daniels-Midland
  Co........................    79,460       1,723,289
Darden Restaurants..........   522,000       6,525,000
Hilton Hotels Corp.+........    93,000       2,766,750
Ogden Corp..................   118,200       3,331,762
RFS Hotel Investors,
  Inc.+.....................   151,200       3,014,550
360 Communications Co.+.....   136,500       2,755,594
Whitman Corp................   136,500       3,557,531
                                          ------------
                                            23,674,476
-------------------------------------------------------
CONTAINERS AND PACKAGING--2.6%
ACX Technologies, Inc.+.....    93,700       2,289,794
Aptargroup, Inc.............    67,000       3,718,500
Alltrista Corp.+............   170,200       4,829,425
U.S. Can Corp.+.............   264,200       4,458,375
                                          ------------
                                            15,296,094
-------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
Belden, Inc.................    97,100    $  3,422,775
-------------------------------------------------------



-------------------------------------------------------
        COMMON STOCK                          VALUE
        INVESTMENTS            SHARES       [NOTE 2A]
ELECTRONICS--3.5%
Anixter International+......   143,000    $  2,359,500
Dallas Semiconductor
  Corp......................   129,200       5,264,900
Marshall Industries+........   162,700       4,881,000
Methode Electronics, Inc....   122,000       1,982,500
Pioneer Standard
  Electronics...............   390,800       5,959,700
                                          ------------
                                            20,447,600
-------------------------------------------------------
ENGINEERING & CONSTRUCTION--4.4%
American Standard Cos.+.....    83,600       3,202,925
Apogee Enterprises, Inc.+...    38,500         457,187
Cameron Ashley Building
  Products+.................   127,400       2,133,950
Giant Cement Holding,
  Inc.+.....................   261,500       6,047,188
Gradall Industries, Inc.+...   243,200       4,012,800
Texas Industries, Inc.......   218,000       9,810,000
                                          ------------
                                            25,664,050
-------------------------------------------------------
EXPLORATION & PRODUCTION--4.4%
Cabot Oil & Gas Corp........   150,800       2,931,175
Comstock Resources, Inc.+...   167,000       1,993,563
Occidental Petroleum
  Corp......................   166,900       4,892,256
Oryx Energy Co.+............   241,100       6,148,050
Pioneer Natural Resources
  Co........................   185,100       5,356,331
Seagull Energy Corp.+.......    32,900         678,562
Vintage Petroleum, Inc......   193,800       3,682,200
                                          ------------
                                            25,682,137
-------------------------------------------------------
FINANCIAL SERVICES--3.9%
Beneficial Corp.............   102,500       8,520,312
Financial Security Assurance
  Holdings Corp.............   134,900       6,508,925
Morgan Stanley Dean Witter
  Discover & Co.............     9,700         573,512
Travelers Group, Inc........   130,899       7,052,184
                                          ------------
                                            22,654,933
-------------------------------------------------------
HEALTHCARE--2.1%
Columbia HCA Healthcare
  Corp......................   106,100       3,143,213
Mallinckrodt, Inc...........    75,700       2,876,600
Tenet Healthcare+...........   189,800       6,287,125
Wellpoint Health
  Networks+.................     5,100         215,475
                                          ------------
                                            12,522,413
-------------------------------------------------------
HOUSING RELATED--2.0%
Furniture Brands
  International, Inc.+......   234,300       4,803,150
Owens Corning Fiberglass
  Corp......................    89,300       3,047,363
Triangle Pacific Corp.+.....   110,200       3,733,025
                                          ------------
                                            11,583,538
-------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10

        COMMON STOCK                          VALUE
        INVESTMENTS            SHARES       [NOTE 2A]
-------------------------------------------------------

INSURANCE--8.3%
Allied Group, Inc...........   163,950    $  4,693,069
Lincoln National Corp.......    37,100       2,898,437
Loews Corp..................    29,000       3,077,625
MMI Companies, Inc..........   230,820       5,799,342
NAC Re Corp.................   191,800       9,362,238
Reinsurance Group of
  America...................   121,950       5,190,497
Safeco Corp.+...............    62,900       3,066,375
Trenwick Group, Inc.........   180,150       6,778,144
W.R. Berkley Corp...........   181,500       7,963,312
                                          ------------
                                            48,829,039
-------------------------------------------------------
LEISURE--1.3%
Servico, Inc.+..............   234,400       3,955,500
Sonic Corp.+................   129,200       3,633,750
                                          ------------
                                             7,589,250
-------------------------------------------------------
MACHINERY--5.5%
Allied Products Corp........   247,500       5,940,000
Applied Power Co. (Class "A"
  Stock)....................    81,800       5,644,200
Columbus McKinnon Corp......   151,600       3,676,300
Denison International PLC-
  ADR+ (United Kingdom).....    98,800       1,704,300
Hardinge, Inc...............   131,400       4,894,650
Harnischfeger Industries....   200,600       7,083,688
Ingersoll-Rand Co.+.........    83,600       3,385,800
                                          ------------
                                            32,328,938
-------------------------------------------------------
MEDIA--8.9%
Century Communications Corp.
  (Class "A" Stock).........   697,700       6,802,575
Comcast Corp. (Class "A"
  Stock)....................   128,000       4,080,000
Comcast Corp. (Class "A"
  Stock) Special............   207,295       6,542,748
Cox Communication, Inc.
  (Class "A" Stock)+........   108,213       4,335,283
Harcourt General, Inc.......    83,100       4,549,725
Tele-Communications, Inc.
  Liberty Media Group
  (Series A)+...............   165,500       5,999,375
Time Warner, Inc............    87,800       5,443,600
U.S. West Media Group+......   351,700      10,155,338
Viacom, Inc. (Class "B"
  Stock)+...................   105,800       4,384,088
                                          ------------
                                            52,292,732
-------------------------------------------------------



-------------------------------------------------------
        COMMON STOCK                          VALUE
        INVESTMENTS            SHARES       [NOTE 2A]
METALS--3.9%
The Carbide/Graphite
  Group+....................   326,500    $ 11,019,375
Cleveland-Cliffs, Inc.+.....    65,000       2,977,812
Reliance Steel & Aluminum...   140,000       4,165,000
Ucar International, Inc.+...   115,800       4,624,763
                                          ------------
                                            22,786,950
-------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL--11.1%
Clarcor, Inc................   148,300       4,393,388
Coltec Industries, Inc.+....   209,600       4,860,100
Crane Co....................    99,400       4,311,475
Flowserve Corp..............   166,491       4,651,342
Global Industrial
  Technologies, Inc.+.......   343,300       5,814,644
Harsco Corp.................    80,400       3,467,250
Idex Corp...................    79,500       2,772,563
Mark IV Industries, Inc.....   215,110       4,705,531
Pentair, Inc................    89,600       3,220,000
PPG Industries, Inc.........    83,800       4,787,075
Regal Beloit Corp...........   128,700       3,804,694
United Dominion
  Industries................   290,300       7,348,219
Varian Associates, Inc......    61,700       3,119,706
Wolverine Tube, Inc.+.......   252,900       7,839,900
                                          ------------
                                            65,095,887
-------------------------------------------------------
PAPER PRODUCTS--1.3%
Boise Cascade Corp..........    77,800       2,353,450
Georgia Pacific Corp. (GP
  Group)+...................     5,000         303,750
Georgia Pacific Corp.
  (Timber Group)+...........     5,000         113,437
International Paper Co......    66,300       2,859,187
Louisiana-Pacific Corp......   110,000       2,090,000
                                          ------------
                                             7,719,824
-------------------------------------------------------
RAILROADS--3.7%
Burlington Northern Santa
  Fe........................    80,000       7,435,000
Greenbrier Companies,
  Inc.......................   170,100       2,944,856
Illinois Central Corp.......   133,000       4,530,312
Union Pacific Corp..........    46,400       2,897,100
Varlen Corp.................   151,578       3,716,026
                                          ------------
                                            21,523,294
-------------------------------------------------------
REGIONAL BANKS--3.4%
Banc One Corp...............    51,500       2,797,094
First Chicago NBD Corp......    62,772       5,241,462
First Commerce Corp.........     4,700         316,075
Norwest Corp................   224,000       8,652,000
PNC Bank Corp...............    51,000       2,910,187
                                          ------------
                                            19,916,818
-------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10

        COMMON STOCK                          VALUE
        INVESTMENTS            SHARES       [NOTE 2A]
-------------------------------------------------------

RETAIL--3.8%
BJ's Wholesale Club,
  Inc.+.....................    99,900    $  3,134,362
Food Lion, Inc. (Class "A"
  Stock)....................   291,300       2,457,844
Food Lion, Inc. (Class "B"
  Stock)....................    97,300         802,725
Haverty Furniture, Inc......   475,000       6,412,500
Limited, Inc................   155,700       3,970,350
Officemax, Inc.+............   152,100       2,167,425
Toys 'R' Us+................   113,000       3,552,437
                                          ------------
                                            22,497,643
-------------------------------------------------------
SPECIALTY CHEMICALS--3.4%
Cambrex Corp................   104,600       4,811,600
Ferro Corp..................   180,450       4,387,191
French Fragrances, Inc.+....   300,000       2,737,500
Great Lakes Chemical Corp...    59,600       2,674,550
Lilly Industries, Inc.......    68,700       1,416,937
OM Group, Inc...............   110,000       4,028,750
                                          ------------
                                            20,056,528
-------------------------------------------------------
TRUCKING/SHIPPING--0.8%
Interpool, Inc..............   146,200       2,165,588
Pittston Burlington Group...    91,500       2,401,875
                                          ------------
                                             4,567,463
-------------------------------------------------------
TOTAL COMMON STOCKS INVESTMENTS--95.4%
  (Cost: $411,629,035)......              $560,385,702
-------------------------------------------------------
                              PRINCIPAL       VALUE
SHORT-TERM INVESTMENT--4.5%    AMOUNT       [NOTE 2A]
-------------------------------------------------------
Repurchase Agreement
J.P. Morgan Securities,
  Inc., 5.74%
  12/31/97-01/02/98, Amount
  Due- $26,165,341
  (collateralized by
  $26,748,475 U.S. Treasury
  Bonds, 11.625%, Due
  11/15/02) (Cost
  $26,157,000)..............   $26,157    $ 26,157,000
-------------------------------------------------------
TOTAL INVESTMENTS--99.9%
  (Cost $437,786,035).......              $586,542,702
-------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
Cash...................................            987
Dividends and Interest Receivable......        531,541
Receivable for Investments Sold........      3,090,108
Payable for Pending Capital
  Transaction..........................       (890,928)
Payable for Investments Purchased......     (2,032,164)
-------------------------------------------------------
TOTAL OTHER ASSETS
LESS LIABILITIES--0.1%.................        699,544
-------------------------------------------------------
NET ASSETS--100%............              $587,242,246
-------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
  83,261,331 Accumulation
  Units at an Accumulation
  Unit Value of $7.0127.....              $583,886,236
Equity of Prudential
  Insurance Company of
  America...................                 3,356,010
-------------------------------------------------------
                                          $587,242,246
-------------------------------------------------------



The following abbreviations are used in portfolio descriptions:



ADR   --  American Depository Receipts
PLC   --  Public Limited Company
+ Non-income Producing.



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10



                            STATEMENT OF OPERATIONS


-------------------------------------------------------------------------------
                         YEAR ENDED                           DECEMBER 31, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME [NOTE 2B]
  Dividends.................................................    $  5,466,987
  Interest..................................................       1,209,153
-------------------------------------------------------------------------------
TOTAL INCOME................................................       6,676,140
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management
     Fee....................................................       1,347,076
  Fees Charged to Participants for Administrative
     Expenses...............................................       4,041,227
-------------------------------------------------------------------------------
TOTAL EXPENSES..............................................       5,388,303
INVESTMENT INCOME--NET......................................       1,287,837
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--NET [NOTE 2B]
  Realized Gain on Investments--Net.........................     112,053,314
  Increase in Unrealized Appreciation on Investments--Net...      33,896,685
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................     145,949,999
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $147,237,836
-------------------------------------------------------------------------------



                      STATEMENTS OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------------------------
                         YEAR ENDED                           DECEMBER 31, 1997   DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------

OPERATIONS
  Investment Income--Net....................................    $  1,287,837        $  1,676,477
  Realized Gain on Investments--Net.........................     112,053,314          44,992,957
  Increase In Unrealized Appreciation on Investments--Net...      33,896,685          51,253,048
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     147,237,836          97,922,482
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In........................     130,555,810          99,698,241
  Withdrawals and Transfers Out.............................    (181,876,818)        (54,131,908)
  Annual Account Charges Deducted from Participants'
     Accounts [Note 3b].....................................        (125,689)            (81,929)
  Deferred Sales Charge [Note 3c]...........................         (18,599)            (13,057)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS......................................     (51,465,296)         45,471,347
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS
  TRANSFERS [NOTE 6]........................................         (32,895)           (980,047)
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS................................      95,739,645         142,413,782
NET ASSETS
  Beginning of Year.........................................     491,502,601         349,088,819
---------------------------------------------------------------------------------------------------
  End of Year...............................................    $587,242,246        $491,502,601
---------------------------------------------------------------------------------------------------






                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10

--------------------------------------------------------------------------------


NOTE 1:     GENERAL
            The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-10 are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.



NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



            A. SECURITIES VALUATION



            EQUITY SECURITIES
            Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchanges as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.



            FIXED INCOME SECURITIES
            Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.



            SHORT-TERM INVESTMENTS
            Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.



            B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
            Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.



            C. REPURCHASE AGREEMENTS
            Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

--------------------------------------------------------------------------------


            D. TAXES
            The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.



NOTE 3:     CHARGES
            A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.



            B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.



            C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.



NOTE 4:     PURCHASES AND SALES OF PORTFOLIO SECURITIES
            For the year ended December 31, 1997, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $254,241,763 and $294,770,635 respectively.

--------------------------------------------------------------------------------


NOTE 5:     UNIT TRANSACTIONS
            The number of Accumulation Units issued and redeemed for the year ended December 31, 1997 and 1996 is as follows:



                                         1997          1996
---------------------------------------------------------------
Units issued........................  22,249,667    21,434,824
---------------------------------------------------------------
Units redeemed......................  30,520,771    11,719,339
---------------------------------------------------------------



NOTE 6:     NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
            The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.



NOTE 7:     RELATED PARTY TRANSACTIONS
            For the year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $27,462 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the year ended December 31, 1997, Prudential has advised the Account that it received $18,189 in loan origination fees.



NOTE 8:     PARTICIPANT LOANS
            Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.



            Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.



            For the year ended December 31, 1997, $2,202,462 in participant loans were withdrawn from VCA-10 and $1,507,302 of principal and interest was repaid to VCA-10. For the year ended December 31, 1996, $1,531,937 in participant loans was withdrawn from VCA-10 and $327,958 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Committee and Participants


of The Prudential Variable Contract Account-10


of The Prudential Insurance Company of America



In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account -- 10 of The Prudential Insurance Company of America (the "Account") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.



Price Waterhouse LLP


New York, New York


February 18, 1998

                        FINANCIAL HIGHLIGHTS FOR VCA-11



               INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
                 (FOR A UNIT OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------

                                                        1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME....................................  $ .1353   $ .1281   $ .1313   $ .0912   $ .0682
------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee......................    .0059     .0056     .0054     .0052     .0050
  For administrative expenses not covered by the
     annual account charge...........................    .0178     .0170     .0160     .0154     .0150
------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE...........................    .1116     .1055     .1099     .0706     .0482
------------------------------------------------------------------------------------------------------
UNIT VALUE
  Beginning of year..................................   2.3210    2.2155    2.1056    2.0350    1.9868
------------------------------------------------------------------------------------------------------
  End of year........................................  $2.4326   $2.3210   $2.2155   $2.1056   $2.0350
------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS**............     .98%      .98%      .99%     1.00%     1.00%
------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS**.......................................    4.73%     4.57%     5.08%     3.42%     2.40%
------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  For Participants at end of year (000's omitted)....   35,757    38,315    34,136    35,448    29,421
------------------------------------------------------------------------------------------------------



 * Calculated by accumulating the actual per unit amounts daily.


** These calculations exclude Prudential's equity in VCA-11.



The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11



                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1997



         SHORT-TERM             PRINCIPAL
    INVESTMENTS [NOTE 2]          AMOUNT         VALUE
----------------------------------------------------------
COMMERCIAL PAPER--38.3%
American Home Products Corp.,
  5.78% Due 2/26/98..........  $   851,000    $   843,212
Aon Corp., 5.79%
  Due 3/30/98................    1,100,000      1,078,947
Associates Corp. of North
  America., 5.87%
  Due 1/23/98................    3,000,000      2,980,923
Barton Capital Corp., 5.95%
  Due 2/9/98.................    1,000,000        993,390
Corestates Capital Corp.,
  5.93% Due 8/28/98#.........    1,000,000      1,000,000
Duke Capital Corp., 5.90%
  Due 1/23/98................    1,000,000        992,953
General Signal Corp., 5.80%
  Due 1/26/98................      420,000        418,241
Johnson Controls, 5.90%
  Due 2/27/98................    1,000,000        989,019
Liquid Asset Backed
  Securities Trust Series,
  5.97%#
  Due 12/22/98...............    1,000,000      1,000,000
Mont Blanc Capital Corp,
  5.88% Due 1/28/98..........    1,000,000        992,160
Morgan Stanley Dean Witter
  Discover & Co., 6.07%
  Due 11/16/98#..............    2,000,000      2,000,000
Old Line Funding Corp., 5.88%
  Due 1/30/98................    1,000,000        991,351
Safeco Corp, 5.70%
  Due 1/23/98................    3,000,000      2,963,425
Short Term Card Account
  Trust, 6.00%# Due
  1/15/98....................    4,000,000      4,000,000
Short Term Repackaged Asset
  Trust, 6.00%#
  Due 12/15/98...............    1,000,000      1,000,000
Smith Barney Shearson Inc.,
  5.62% Due 1/21/98..........    2,000,000      1,975,959
SMM Trust Notes, 6.00%#
  Due 12/14/98...............    2,000,000      2,000,000
Special Purpose Account
  Receivable Coop Corp.,
  5.82% Due 2/27/98..........    2,000,000      1,975,103
Strategic Money Market Trust,
  5.91%# Due 12/16/98........    1,000,000      1,000,000
Travelers Property Casualty
  Co., 6.15% Due 1/20/98.....    1,000,000        995,217
WCP Funding, Inc., 5.80%
  Due 2/2/98.................    1,000,000        989,367
Bank of Montreal, 5.68%
  Due 2/17/98................    3,000,000      2,957,872
                               -----------    -----------
                                               34,137,139
----------------------------------------------------------



----------------------------------------------------------
         SHORT-TERM             PRINCIPAL
    INVESTMENTS [NOTE 2]          AMOUNT         VALUE
OTHER CORPORATE DEBT--U.S.--31.9%
  (MEDIUM TERM NOTES, CORPORATE BONDS)
American General Finance,
  7.25% Corporate Bond,
  Due 3/1/98.................  $ 3,000,000    $ 3,006,849
Associates Corp. of North
  America, 8.38% Corporate
  Bond, Due 1/15/98..........      500,000        500,501
Associates Corp. of North
  America, 8.80% Corporate
  Bond, Due 8/1/98...........      470,000        477,350
BellSouth Telecommunications
  Inc. 9.25% Corporate Bond,
  Due 1/15/98................      150,000        150,187
Beneficial Corp., 9.13%
  Medium Term Note,
  Due 2/15/98................    2,000,000      2,007,016
Beneficial Corp., 9.13%
  Corporate Bond,
  Due 2/15/98................      765,000        768,009
Ford Motor Credit, 5.85%
  Due 3/26/98................      500,000        499,755
Ford Motor Credit, 9.00% Due
  3/25/98....................      525,000        528,726
General Electric Capital
  Corp., 13.50% Medium Term
  Note, Due 1/20/98..........    4,000,000      4,015,068
General Motors Acceptance
  Corp., 7.30% Medium Term
  Note, Due 2/2/98...........      440,000        440,485
General Motors Acceptance
  Corp., 6.90% Medium Term
  Note, Due 2/19/98..........      515,000        515,637
General Motors Acceptance
  Corp., 5.86% Medium Term
  Note, Due 2/23/98..........    1,250,000      1,249,922
General Motors Acceptance
  Corp., 6.25% Medium Term
  Note, Due 5/15/98..........    2,600,000      2,599,687
Goldman Sachs Group LP 6.00%
  Medium Term Note, Due
  12/17/98#..................    3,800,000      3,800,000
Household Finance Corp. 5.90%
  Medium Term Note, Due
  1/13/98#...................    1,250,000      1,250,069
Merrill Lynch & Co., 9.00%
  Corporate Bond,
  Due 5/1/98.................    1,000,000      1,008,896
Merrill Lynch & Co., 5.96%
  Medium Term Note,
  Due 10/8/98#...............    3,000,000      2,999,774



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11

         SHORT-TERM             PRINCIPAL
    INVESTMENTS [NOTE 2]          AMOUNT         VALUE
----------------------------------------------------------
OTHER CORPORATE DEBT--U.S.--CONTINUED
Morgan Stanley Dean Witter
  Discover & Co., 6.34%
  Medium Term Note,
  Due 3/9/98#................  $   550,000    $   550,338
NBD Bank 5.00% Bank Note, Due
  1/30/98....................    1,000,000        999,168
NationBank Corp., 6.63%
  Corporate Bond,
  Due 1/15/98................      100,000        100,028
Pitney Bowes Credit Corp.,
  6.25% Corporate Bond,
  Due 6/1/98.................    1,000,000      1,000,925
                               -----------    -----------
                                               28,468,390
----------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS--U.S.--6.1%
  (BANK NOTES)
American Express Centurion
  Bank, 5.57% Bank Note,
  Due 8/21/98#...............    1,500,000      1,500,942
  5.94% Bank Note,
    Due 3/3/98#..............    1,000,000      1,000,026
FCC National Bank, 5.85% Bank
  Note, Due 7/2/98#..........      975,000        974,622
US Bank, NA., 5.86% Bank
  Note, Due 12/4/98#.........    2,000,000      1,999,091
                               -----------    -----------
                                                5,474,681
----------------------------------------------------------
CERTIFICATES OF DEPOSIT -- FOREIGN--  5.4%
Canadian Imperial Bank of
  Commerce,
  Due 6/29/98, 5.95%.........      300,000        299,901
  Due 10/6/98, 5.79%.........    2,500,000      2,496,949
Royal Bank of Canada, 6.16%
  Due 4/15/98................    2,000,000      2,000,276
                               -----------    -----------
                                                4,797,126
----------------------------------------------------------
COMMERCIAL PAPER--YANKEE--2.2%
ING America Insurance
  Holdings Inc., 5.74%
  Due 4/3/98.................    1,000,000        985,012
Svenska Handelsbanken, Inc.,
  5.72% Due 3/16/98..........    1,000,000        985,700
                               -----------    -----------
                                                1,970,712
----------------------------------------------------------



----------------------------------------------------------
         SHORT-TERM             PRINCIPAL
    INVESTMENTS [NOTE 2]          AMOUNT         VALUE
CERTIFICATE OF DEPOSIT--YANKEE--13.5%
Abbey National Treasury
  Services, 5.81%
  Due 3/3/98.................  $ 2,000,000    $ 2,000,000
Credit Agricole Indosuez,
  5.95% Due 10/21/98.........    1,000,000        999,617
ING Bank, 5.81% Due 3/5/98...    2,000,000      1,999,917
Landesbank Hessen --
  Thuringren Giroz, 5.94%
  Due 6/19/98................    1,000,000        999,735
Morgan Guaranty Trust Co.,
  5.79% Due 3/16/98..........    1,000,000      1,000,053
National Westminster Bank
  PLC., 5.80% Due 1/7/98.....    1,000,000      1,000,003
Societe Generale, 5.77%
  Due 1/9/98.................    2,000,000      1,999,985
Swiss Bank Corp., 5.77% Due
  1/30/98....................    2,000,000      1,999,752
                               -----------    -----------
                                               11,999,062
----------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS--97.4%
  (Cost: $86,847,110)........                  86,847,110
----------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
Cash.......................................           463
Receivable for Pending Capital
  Transaction..............................     1,096,094
Interest Receivable........................     1,227,046
----------------------------------------------------------
TOTAL OTHER ASSETS, LESS
LIABILITIES--2.6%..........................     2,323,603
----------------------------------------------------------
NET ASSETS--(100%).........................    89,170,713
----------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
  35,756,915 Accumulation
  Units at an Accumulation
  Unit Value of $2.4326......                  86,981,127
Equity of Prudential
  Insurance Company of
  America....................                   2,189,586
----------------------------------------------------------
                                              $89,170,713
----------------------------------------------------------



# Indicates a variable rate security. Rate shown is rate in effect at December
  31, 1997.



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11



                            STATEMENT OF OPERATIONS



-------------------------------------------------------------------------------
                         YEAR ENDED                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
  Interest..................................................     $5,208,873
-------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management
     Services...............................................        223,246
  Fees Charged to Participants for Administrative
     Expenses...............................................        669,737
-------------------------------------------------------------------------------
TOTAL EXPENSES..............................................        892,983
-------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................     $4,315,890
-------------------------------------------------------------------------------



                      STATEMENTS OF CHANGES IN NET ASSETS



---------------------------------------------------------------------------------------------------
                         YEAR ENDED                           DECEMBER 31, 1997   DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $  4,315,890        $  3,872,593
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In [Note 6 and 7].........     151,277,326          97,217,613
  Withdrawals and Transfers Out [Note 6 and 7]..............    (157,195,054)        (87,648,372)
  Annual Account Charges Deducted from Participants'
     Accounts [Note 4]......................................         (58,601)            (40,724)
  Deferred Sales Charge [Note 5]............................          (8,370)             (8,659)
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
  TRANSACTIONS..............................................      (5,984,699)          9,519,858
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
  [NOTE 8]..................................................              --             (89,828)
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS................................      (1,668,809)         13,302,623
NET ASSETS
  Beginning of Year.........................................      90,839,522          77,536,899
---------------------------------------------------------------------------------------------------
  End of Year...............................................    $ 89,170,713        $ 90,839,522
---------------------------------------------------------------------------------------------------






                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11

--------------------------------------------------------------------------------


NOTE 1:     GENERAL
            The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). Its investments are primarily composed of short-term securities. All contractual and other obligations arising under contracts participating in VCA-11 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.



NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



            A. VALUATION OF SHORT-TERM INVESTMENTS
            Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.



            B. INCOME RECOGNITION
            Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective equities in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.



            C. TAXES
            The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.



NOTE 3:     EXPENSES
            Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.



NOTE 4:     ANNUAL ACCOUNT CHARGE
            An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.



NOTE 5:     DEFERRED SALES CHARGE
            A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven

--------------------------------------------------------------------------------


            years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.



NOTE 6:     UNIT TRANSACTIONS
            The number of Units issued and redeemed for the years ended December 31, 1997 and 1996 is as follows:



                                         1997          1996
---------------------------------------------------------------
Units issued........................  63,669,685    42,970,959
---------------------------------------------------------------
Units redeemed......................  66,228,235    38,791,430
---------------------------------------------------------------



NOTE 7:     PARTICIPANT LOANS
            Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.



            Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.



            For the year ended December 31, 1997, $553,894 in participant loans was withdrawn from VCA-11 and $330,318 of principal and interest was repaid to VCA-11. For the year ended December 31, 1996, $648,000 in participant loans were withdrawn from VCA-11 and $105,290 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 1997, Prudential has advised the Account that it received $5,456 in loan origination fees.



NOTE 8:     NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
            The decrease in net assets from surplus for the year ended December 31, 1996 represents the net withdrawals from the Equity of Prudential to VCA-11.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Committee and Participants


of The Prudential Variable Contract Account-11


of The Prudential Insurance Company of America



In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account-11 of The Prudential Insurance Company of America (the "Account") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.



PRICE WATERHOUSE LLP


New York, New York


February 18, 1998

                         FINANCIAL STATEMENTS OF VCA-24



                            STATEMENTS OF NET ASSETS


                               DECEMBER 31, 1997



--------------------------------------------------------------------------SUBACCOUNTS--------------------------------------------
                                             DIVERSIFIED     FLEXIBLE     CONSERVATIVE                                GOVERNMENT
                                 EQUITY         BOND         MANAGED        BALANCED     STOCK INDEX      GLOBAL        INCOME
---------------------------------------------------------------------------------------------------------------------------------
Investment in Shares of The
  Prudential Series Fund,
  Inc. Portfolios at Net
  Asset Value [Note 2]......  $550,114,101   $43,042,926   $187,112,224   $129,204,878   $376,834,345   $71,546,428   $27,983,073
Receivable for Pending
  Capital Transactions......       796,244       107,678        346,945       327,471         608,232      (637,853)       86,485
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS..................  $550,910,345   $43,150,604   $187,459,169   $129,532,349   $377,442,577   $70,908,575   $28,069,558
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTING:
  Equity of Participants....  $549,996,263   $42,824,536   $186,796,529   $129,089,519   $377,366,205   $70,700,120   $27,709,085
  Equity of The Prudential
    Insurance Company of
    America.................       914,082       326,068        662,640       442,830          76,372       208,455       360,473
---------------------------------------------------------------------------------------------------------------------------------
                              $550,910,345   $43,150,604   $187,459,169   $129,532,349   $377,442,577   $70,908,575   $28,069,558
---------------------------------------------------------------------------------------------------------------------------------



                            STATEMENTS OF OPERATIONS


                               DECEMBER 31, 1997



----------------------------------------------------------------------------SUBACCOUNTS------------------------------------------
                                                 DIVERSIFIED    FLEXIBLE     CONSERVATIVE                              GOVERNMENT
                                     EQUITY         BOND         MANAGED       BALANCED     STOCK INDEX     GLOBAL       INCOME
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Ordinary Dividend
    Distributions...............  $ 11,498,123   $3,021,853    $ 5,183,020   $ 5,715,818    $4,912,091    $  870,194   $1,697,694
  Expense [Note 3] Fees Charged
    to Participants for
    Administrative Purposes.....     3,667,562      312,664      1,261,127       913,637     2,492,751       530,927      190,627
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...........     7,830,561    2,709,189      3,921,893     4,802,181     2,419,240       339,267    1,507,067
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS
  Capital Gains Distributions
    Received....................    29,253,459      497,453     27,843,079    13,853,234    10,420,525     3,395,526           --
  Net Realized Gain/(loss) on
    Investments.................     8,178,090      406,767        867,972       891,507    29,340,589     4,752,834       68,047
  Net Increase/(Decrease) in
    Unrealized Appreciation on
    Investments.................    56,904,165     (487,274)    (6,558,751)   (5,133,944)   48,403,737    (4,891,363)     619,218
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON
  INVESTMENTS...................    94,335,714     (416,946)    22,152,300     9,610,797    88,164,851     3,256,995      687,265
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....  $102,166,275   $3,126,135    $26,074,193   $14,412,978    $90,584,091   $3,596,262   $2,194,332
---------------------------------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-24



                      STATEMENTS OF CHANGES IN NET ASSETS


---------------------------------                                     ------------
                                                                       DIVERSIFIED                    FLEXIBLE
                                           EQUITY                         BOND                         MANAGED
                                 ---------------------------   ---------------------------   ---------------------------
                                   DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
      FOR THE YEAR ENDED             1997           1996           1997           1996           1997           1996
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.....  $102,166,275   $ 60,358,664   $  3,126,135   $  1,546,819   $ 26,074,193   $ 15,969,834
------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS
 Purchase Payments and
   Transfers In [Note].........   121,805,148    107,762,703     18,584,881     16,922,821     41,634,688     35,973,030
 Withdrawals and Transfers Out
   [Note 8]....................   (91,090,400)   (67,865,025)   (21,015,014)   (10,193,617)   (29,141,883)   (16,883,257)
 Annual Account Charges
   Deducted From Participants'
   Accumulation Accounts [Note
   4]..........................      (117,988)       (72,051)       (10,410)        (6,607)       (43,728)       (22,032)
 Deferred Sales Charges [Note
   5]..........................       (23,487)       (41,536)        (4,947)        (1,904)       (16,791)       (13,233)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM ACCUMULATION
 UNIT TRANSACTIONS.............    30,573,273     39,784,091     (2,445,490)     6,720,693     12,432,286     19,054,508
------------------------------------------------------------------------------------------------------------------------
NET INCREASE/ (DECREASE) IN NET
 ASSETS FROM SURPLUS TRANSFERS
 [NOTE 9]......................       466,278         38,568           (428)        82,046        197,552         49,378
------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/ (DECREASE) IN
 NET ASSETS....................   133,205,826    100,181,323        680,217      8,349,558     38,704,031     35,073,720
NET ASSETS
 Beginning of Year.............   417,704,519    317,523,196     42,470,387     34,120,829    148,755,108    113,681,388
------------------------------------------------------------------------------------------------------------------------
 End of Year...................  $550,910,345   $417,704,519   $ 43,150,604   $ 42,470,387   $187,459,169   $148,755,108
------------------------------------------------------------------------------------------------------------------------

-------------------------------         ------------
                                        CONSERVATIVE
                                          BALANCED
                                 ---------------------------
                                   DEC. 31,       DEC. 31,
      FOR THE YEAR ENDED             1997           1996
-------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.....  $ 14,412,978     11,596,557
-------------------------------
ACCUMULATION UNIT TRANSACTIONS
 Purchase Payments and
   Transfers In [Note].........    25,368,814     23,331,996
 Withdrawals and Transfers Out
   [Note 8]....................   (22,504,515)   (16,708,605)
 Annual Account Charges
   Deducted From Participants'
   Accumulation Accounts [Note
   4]..........................       (40,348)       (22,848)
 Deferred Sales Charges [Note
   5]..........................       (16,349)       (18,558)
-------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM ACCUMULATION
 UNIT TRANSACTIONS.............     2,807,602      6,581,985
-------------------------------
NET INCREASE/ (DECREASE) IN NET
 ASSETS FROM SURPLUS TRANSFERS
 [NOTE 9]......................       (18,742)       105,299
-------------------------------
TOTAL INCREASE/ (DECREASE) IN
 NET ASSETS....................     7,201,838     18,283,841
NET ASSETS
 Beginning of Year.............   112,330,511     94,046,670
-------------------------------
 End of Year...................  $129,532,349   $112,330,511
-------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-24

-----------------------------------------------------------------------------SUBACCOUNTS-----------------------------------------
                                                STOCK                                                        GOVERNMENT
                                                INDEX                          GLOBAL                          INCOME
                                    -----------------------------   -----------------------------   -----------------------------
        FOR THE YEAR ENDED          DEC. 31, 1997   DEC. 31, 1996   DEC. 31, 1997   DEC. 31, 1996   DEC. 31, 1997   DEC. 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......  $ 90,584,091    $ 40,738,078     $ 3,596,262     $  8,503,25     $ 2,194,332     $   382,850
---------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS
  Purchase Payments and Transfers
    In [Note 728].................   181,212,650     115,280,494      49,069,899      33,765,226       6,782,174       6,801,398
  Withdrawals and Transfers Out
    [Note 728]....................  (162,976,223)    (29,386,854)    (41,635,174)    (19,175,405)     (7,674,707)     (6,189,358)
  Annual Account Charges Deducted
    From Participants'
    Accumulation Accounts [Note
    4]............................       (68,031)        (16,784)         (8,545)         (1,664)         (5,815)         (1,991)
  Deferred Sales Charges [Note
    5]............................       (21,400)        (11,937)         (7,118)         (7,142)         (3,428)         (4,146)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM ACCUMULATION UNIT
  TRANSACTIONS....................    18,176,996      85,864,919       7,419,062      14,581,015        (895,961)        605,903
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET
  ASSETS FROM SURPLUS TRANSFERS
  [NOTE 9]........................       (45,282)        284,992          20,298         143,785          (5,618)         85,679
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET
  ASSETS..........................   108,715,805     126,887,989      11,035,622      23,228,051       1,292,753       1,074,432
NET ASSETS
  Beginning of Year...............  $268,726,772     141,838,783      59,872,953      36,644,902      26,776,805      25,702,373
---------------------------------------------------------------------------------------------------------------------------------
  End of Year.....................  $377,442,577    $268,726,772     $70,908,575     $59,872,953     $28,069,558     $26,776,805
---------------------------------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-24

--------------------------------------------------------------------------------


NOTE 1:     GENERAL
            The Prudential Variable Contract Account-24 (VCA-24 or the Account) was established on April 29, 1987 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants).



            The Account is comprised of seven Subaccounts. Each of the Subaccounts invests in a corresponding portfolio of The Prudential Series Fund, Inc. ("the Fund"). The Equity Subaccount invests in the Equity Portfolio, the Diversified Bond Subaccount in the Diversified Bond Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Global Subaccount in the Global Portfolio, and the Government Income Subaccount in the Government Income Portfolio. All contractual and other obligations arising under contracts participating in VCA-24 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.



            SIGNIFICANT ACCOUNTING POLICIES



            Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.



            Security Transactions -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.



            Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on ex-dividend date.



NOTE 2:     INVESTMENT INFORMATION
            The number of shares of each portfolio of the Fund, the Net Asset Value (NAV) per share for each portfolio held by the Subaccounts of VCA-24, and the aggregate cost of investments in such shares as of December 31, 1997 are as follows:


                                                          DIVERSIFIED     FLEXIBLE     CONSERVATIVE       STOCK
                                              EQUITY         BOND         MANAGED        BALANCED         INDEX          GLOBAL
                    Number of Shares.....    17,706,154     3,905,236     10,828,072      8,630,794     12,469,882      3,991,771
                    NAV per Share........  $      31.07   $     11.02   $      17.28   $      14.97   $      30.22    $     17.92
                    Cost at 12-31-97.....  $412,513,044   $42,460,616   $183,605,437   $127,337,216   $257,857,835    $64,720,667

                                           GOVERNMENT
                                             INCOME
                    Number of Shares.....    2,428,483
                    NAV per Share........  $     11.52
                    Cost at 12-31-97.....  $27,074,860



NOTE 3:     EXPENSES
            A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.



NOTE 4:     ANNUAL ACCOUNT CHARGE
            An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

--------------------------------------------------------------------------------


NOTE 5:     DEFERRED SALES CHARGE
            A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in a Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal.



NOTE 6:     TAXES
            The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-24 has not been reduced by federal income taxes.



NOTE 7:     UNIT TRANSACTIONS
            The number of units issued and redeemed during the year ended December 31, 1997 is as follows:



            1997


                                                          DIVERSIFIED     FLEXIBLE     CONSERVATIVE       STOCK
                                              EQUITY         BOND         MANAGED        BALANCED         INDEX          GLOBAL
                    Units issued.........    34,271,390     8,670,060     15,321,216     10,666,326     47,348,967     25,888,774
                    Units redeemed.......    25,563,791     9,835,849     10,818,000      9,398,610     41,979,915     21,818,089

                                           GOVERNMENT
                                             INCOME
                    Units issued.........    4,382,451
                    Units redeemed.......    5,046,046



            The number of units issued and redeemed during the year ended December 31, 1995 is as follows:



            1996


                                                          DIVERSIFIED     FLEXIBLE     CONSERVATIVE       STOCK
                                              EQUITY         BOND         MANAGED        BALANCED         INDEX
                    Units issued.........    38,166,239     8,526,394     15,805,415     11,333,358     38,820,747
                    Units redeemed.......    24,107,858     5,157,724      7,545,387      8,176,690      9,951,304

                                                            GOVERNMENT
                                              GLOBAL          INCOME
                    Units issued.........   20,934,314        4,744,681
                    Units redeemed.......   11,868,491        4,337,932



NOTE 8:     PARTICIPANT LOANS
            Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.



            Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been with-

--------------------------------------------------------------------------------


            drawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.



            For the year ended December 31, 1997, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:



            1997


                                                                DIVERSIFIED    FLEXIBLE    CONSERVATIVE      STOCK
                                                     EQUITY        BOND        MANAGED       BALANCED        INDEX       GLOBAL
                    Loans                          $2,257,704    $341,223     $1,199,224     $621,979     $1,840,620    $517,512
                    Repayments                     $1,331,530    $206,579     $  677,861     $397,144     $1,105,869    $315,438

                                                   GOVERNMENT
                                                     INCOME
                    Loans                           $224,852
                    Repayments                      $ 76,945



            For the year ended December 31, 1996, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal that was repaid to the Subaccounts was as follows:



            1996


                                                                DIVERSIFIED    FLEXIBLE    CONSERVATIVE     STOCK
                                                     EQUITY        BOND        MANAGED       BALANCED       INDEX      GLOBAL
                    Loans                          $1,610,377    $281,245     $1,024,086     $525,796     $907,097    $385,925
                    Repayments                     $  984,613    $106,832     $  462,771     $235,430     $503,734    $195,908

                                                   GOVERNMENT
                                                     INCOME
                    Loans                           $133,569
                    Repayments                      $ 49,505



            Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccounts of VCA-24.



NOTE 9:     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS
            TRANSFERS
            The increase (decrease) in net assets resulting from surplus transfers represents the net contributions to the Equity of Prudential to VCA-24. The decrease in net assets resulting from surplus transfers represents the net withdrawals from the Equity of Prudential from VCA-24.



NOTE 10:    CONDENSED FINANCIAL INFORMATION
            ACCUMULATION UNIT VALUES FOR VCA-24 UNIT



            EQUITY



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $3.1487    $2.6769    $2.0541    $2.0136    $1.6646
                    End of year (rounded)..................................  $3.8962    $3.1487    $2.6769    $2.0541    $2.0136
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................  141,162    132,455    118,394     99,323     79,985



            DIVERSIFIED BOND



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $2.0789    $2.0065    $1.6746    $1.7435    $1.5950
                    End of year (rounded)..................................  $2.2404    $2.0789    $2.0065    $1.6746    $1.7435
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   19,114     20,280     16,898     14,575     14,481

--------------------------------------------------------------------------------


            FLEXIBLE MANAGED



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $2.4854    $2.2038    $1.7886    $1.8609    $1.6223
                    End of year (rounded)..................................  $2.9103    $2.4854    $2.2038    $1.7886    $1.8609
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   64,184     59,681     51,419     44,729     36,035



            CONSERVATIVE BALANCED



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $2.2364    $1.9993    $1.7175    $1.7473    $1.5691
                    End of year (rounded)..................................  $2.5165    $2.2364    $1.9993    $1.7175    $1.7473
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   51,297     50,029     46,873     43,594     36,932



            STOCK INDEX



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $3.3302    $2.7378    $2.0123    $2.0072    $1.8440
                    End of year (rounded)..................................  $4.3910    $3.3302    $2.7378    $2.0123    $2.0072
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   85,941     80,572     51,701     40,522     32,178



            GLOBAL



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $1.7836    $1.4975    $1.3020    $1.3791    $0.9707
                    End of year (rounded)..................................  $1.8815    $1.7836    $1.4975    $1.3020    $1.3791
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   37,576     33,505     24,439     21,739     12,368



            GOVERNMENT INCOME



                                                                             01/01/97   01/01/96   01/01/95   01/01/94   01/01/93
                                                                                TO         TO         TO         TO         TO
                                                                             12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                    Beginning of year (rounded)............................  $1.4943    $1.4730    $1.2421    $1.3196    $1.1811
                    End of year (rounded)..................................  $1.6267    $1.4943    $1.4730    $1.2421    $1.3196
                    Accumulation Units Outstanding at end of year (000
                    omitted)...............................................   17,033     17,697     17,289     16,140     15,556

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Holders


of The Prudential Variable Contract Account-24


and the Board of Directors of


The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Equity Subaccount, the Diversified Bond Subaccount, the Flexible Managed Subaccount, the Conservative Balanced Subaccount, the Stock Index Subaccount, the Global Subaccount and the Government Income Subaccount (separately managed portfolios of The Prudential Variable Contract Account -- 24 of The Prudential Insurance Company of America; the "Account") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP


New York, New York


February 18, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

                                     PART C

Item 28. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements

      (1) Financial Statements of The Prudential Variable Contract Account-l0 (Registrant) consisting of the Statement of Net Assets, as of December 31,1997; the Statement of Operations for the period ended December 31,1997; the Statements of Changes in Net Assets for the periods ended December 31, 1997 and 1996; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

     (2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 1997 and 1996; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 1997 and 1996 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

  (b) Exhibits
      (1) Resolution of the Board of Directors        Incorporated by reference to
          of The Prudential Insurance                 Exhibit (1) to this Registration
          Company of America establishing             Statement, filed March 19, 1982
          The Prudential Variable Contract            (To be filed via EDGAR)
          Account-10

      (2) Rules and Regulations of The                Incorporated by reference to
          Prudential Variable Contract                Exhibit (2) to Post-Effective
          Account-10                                  Amendment No. 15 to this
                                                      Registration Statement filed
                                                      April 28, 1989
                                                      (To be filed via EDGAR)

      (3) Custodian Agreement with Investors          Filed herewith
          Fiduciary Trust Company


      (4) Investment Management Agreement             Incorporated by reference to
          between Prudential and The                  Exhibit (5) to this Registration
          Prudential Variable Contract                Statement, filed March 19, 1982
          Account-10                                  (To be filed via EDGAR)


          (i) Amendment No. 1 to Investment           Incorporated by reference to
          Management Agreement between                Exhibit (5)(i) to Post-Effective
          Prudential and The Prudential               Amendment No. 4 to this
          Variable Contract Account-10                Registration Statement, filed
                                                      March 27, 1985
                                                      (To be filed via EDGAR)

      (5) Agreement Relating to the Sale of           Incorporated by reference to
          Certain Contracts on a Variable             Exhibit (6) to this Registration
          Basis between Prudential and The            Statement, filed March 19,1982
          Prudential Variable Contract                (To be filed via EDGAR)
          Account-10

          (i) Agreement for the Sale of VCA-10        Incorporated by reference to
          Contracts between Prudential, The           Exhibit (5)(i) to Post-Effective
          Prudential Variable Contract                Amendment No. 23 to this
          Account-10 and Prudential Asset             Registration Statement, filed
          Management Company Securities               April 27, 1993
          Corporation                                 (To be filed via EDGAR)

          (ii) Agreement for the Sale of VCA-10       Incorporated by reference to
          Contracts between Prudential,               Exhibit (5)(ii) to Post-Effective
          The Prudential Variable Contract            Amendment No. 23 to this
          Account-10 and Prudential                   Registration Statement, filed
          Retirement Services, Inc.                   April 27, 1993
                                                      (To be filed via EDGAR)

          (iii) Dealer Agreement between              Incorporated by reference to
          Prudential, The Prudential Variable         Exhibit (6)(i) to Post-Effective
          Contract Account-10 and Prudential          Amendment No. 4 to this
          Bache Securities Inc., dated June 4,        Registration Statement, filed
          1984                                        March 27, 1985
                                                      (To be filed via EDGAR)
          (iv) Agreement for the Sale of VCA-10       Incorporated by reference to Exhibit
          Contracts between Prudential,               5(iv) to Post-Effective Amendment No. 29
          The Prudential Variable Contract            to this Registration Statement, filed
          Account-10 and Prudential Investment        May 1, 1997.
          Management Services LLC.

      (6) (i)(a) Specimen Copy of Group               Incorporated by reference to
          Annuity Contract Form GVA-1000 for          Exhibit (6)(i)(a) to Post-Effective
          individual retirement annuities             Amendment No. 9 to this
                                                      Registration Statement, filed
                                                      April 24, 1987
                                                      (To be filed via EDGAR)

          (i)(b) Specimen Copy of Group               Incorporated by reference to
          Annuity Contract Form GVA-1000 for          Exhibit (6)(i)(b) to Post-Effective
          individual retirement annuity               Amendment No. 8 to this
          contracts issued after May 1, 1987          Registration Statement, filed
                                                      April 1, 1987
                                                      (To be filed via EDGAR)

          (i)(c) Specimen Copy of Group               Incorporated by reference to
          Annuity Contract Form GVA-1000 for          Exhibit (6)(i)(c) to Post-Effective
          individual retirement annuity               Amendment No. 11 to this
          contracts issued after May 1, 1988          Registration Statement, filed
                                                      April 8, 1988
                                                      (To be filed via EDGAR)


          (i)(d) Specimen Copy of Group               Incorporated by reference to
          Annuity Contract Form GVA-1000 for          Exhibit (6)(i)(d) to Post-Effective
          individual retirement annuity               Amendment No. 17 to this
          contracts issued after May 1, 1990          Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (i)(e) Specimen Copy of Group               Incorporated by reference to
          Annuity Amendment Form GAA-7793             Exhibit (6)(i)(e) to Post-Effective
          for individual retirement annuity           Amendment No. 17 to this
          contracts issued before May 1, 1990         Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (ii)(a) Specimen Copy of Group              Incorporated by reference to
          Annuity Contract Form GVA-120-82            Exhibit (6)(ii)(a) to Post Effective
          for tax-deferred annuities with             Amendment No. 9 to this
          modifications for certain tax changes       Registration Statement, filed
          and the exchange offer                      April 24, 1987
                                                      (To be filed via EDGAR)

          (ii)(b) Specimen Copy of Group              Incorporated by reference to
          Annuity Contract Form GVA-120-87            Exhibit (6)(ii)(b) to Post-Effective
          for tax-deferred annuity contracts          Amendment No. 8 to this
          issued after May 1, 1987                    Registration Statement, filed
                                                      April 1, 1987
                                                      (To be filed via EDGAR)

          (ii)(c) Specimen Copy of Group              Incorporated by reference to
          Annuity Contract Form GVA-120-87            Exhibit (6)(ii)(c) to Post-Effective
          for tax-deferred annuity contracts          Amendment No. 11 to this
          issued after May 1, 1988                    Registration Statement, filed
                                                      April 8, 1988
                                                      (To be filed via EDGAR)

          (ii)(d) Specimen Copy of Group              Incorporated by reference to
          Annuity Contract Form GVA-120-87            Exhibit (6)(ii)(d) to Post-Effective
          for tax-deferred annuity contracts          Amendment No.17 to this
          issued after May 1, 1990                    Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (ii) (e) Specimen Copy of Group             Incorporated by reference to
          Annuity Amendment Form GAA-7764             Exhibit (6)(ii)(e) to Post-Effective
          for tax-deferred annuity contracts          Amendment No. 17 to this
          issued before May 1, 1990                   Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (iii)(a) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GVA-1010 for          Exhibit (6)(iii)(a) to Post-Effective
          deferred compensation plans                 Amendment No. 9 to this
                                                      Registration Statement, filed
                                                      April 24, 1987
                                                      (To be filed via EDGAR)


          (iii)(b) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GVA-1010 for          Exhibit (6)(iii)(b) to Post-Effective
          deferred compensation plan                  Amendment No. 8 to this
          contracts issued after May 1, 1987          Registration Statement, filed
                                                      April 1, 1987
                                                      (To be filed via EDGAR)

          (iii)(c) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GVA-1010 for          Exhibit (6)(iii)(c) to Post-Effective
          deferred compensation plan                  Amendment No. 11 to this
          contracts issued after May 1, 1988          Registration Statement, filed
                                                      April 8, 1988
                                                      (To be filed via EDGAR)

          (iii) (d) Specimen Copy of Group            Incorporated by reference to
          Annuity Contract Form GVA-1010 for          Exhibit (6)(iii)(d) to Post-Effective
          deferred compensation plan                  Amendment No. 17 to this
          contracts issued after May 1, 1990          Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (iii)(e) Specimen Copy of Group             Incorporated by reference to
          Annuity Amendment Form GAA-7792             Exhibit (6)(iii)(e) to Post-Effective
          for deferred compensation plan              Amendment No. 17 to this
          contracts issued before May 1, 1990         Registration Statement, filed
                                                      April 30, 1990
                                                      (To be filed via EDGAR)

          (iii)(f) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GAA-7900-DefComp      Exhibit 10 to Post-Effective Amendment
          for deferred compensation plan              No. 28 to this Registration Statement,
          contracts issued before May 1, 1996         Filed February __, 1997

          (iii)(g) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GAA-7900-DefComp-1    Exhibit 11 to Post-Effective Amendment
          for deferred compensation plan              No. 28 to this Registration Statement,
          contracts issued before May 1, 1996         Filed February __, 1997

          (iii)(h) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GAA-7900-Secular      Exhibit 12 to Post-Effective Amendment
          for deferred compensation plan              No. 28 to this Registration Statement,
          contracts issued before May 1, 1996         Filed February __, 1997

          (iii)(i) Specimen Copy of Group             Incorporated by reference to
          Annuity Contract Form GAA-7900-Secular-1    Exhibit 13 to Post-Effective Amendment
          for deferred compensation plan              No. 28 to this Registration Statement,
          contracts issued before May 1, 1996         Filed February __, 1997

          (iv) Specimen Copy of Group                 Incorporated by reference to
          Annuity Contract Form GVA-110-82            Exhibit (6)(iv) to Post-Effective
          for Keogh Plans                             Amendment No. 8 to this
                                                      Registration Statement, filed
                                                      April 1, 1987
                                                      (To be filed via EDGAR)


           (v) Specimen Copy of Group                 Incorporated by reference to
           Annuity Contract Form GVA-7454 for         Exhibit (4)(v) to Post-Effective
           Participants governed by the Texas         Amendment No. 5 to this
           Optional Retirement Program                Registration Statement, filed
                                                      April 30, 1985
                                                      (To be filed via EDGAR)

              (a) Modifications for certain tax       Incorporated by reference to
                  changes                             Exhibit (6)(v)(a) to Post-Effective
                                                      Amendment No. 8 to this
                                                      Registration Statement, filed
                                                      April 1, 1987
                                                      (To be filed via EDGAR)

           (vi) Specimen Copy of Group                Incorporated by reference to
           Annuity Contract Form GVA-1010 for         Exhibit (6)(vi) to Post-Effective
           non-qualified deferred compensation        Amendment No. 11 to this
           plans                                      Registration Statement, filed
                                                      April 8, 1988
                                                      (To be filed via EDGAR)

       (7) Application and Enrollment Forms as        Incorporated by reference to
           revised for use after May 1, 1991          Exhibit (7) to Post-Effective
                                                      Amendment No. 19 to this
                                                      Registration Statement, filed
                                                      April 29, 1991
                                                      (To be filed via EDGAR)


       (8) (i) Copy of the Charter of Prudential      Incorporated by reference to
           as amended to and including                Post-Effective Amendment No. 9
           November 14, 1995                          to Form S-1, Registration No.
                                                      33-20083, filed April 9, 1997
                                                      on behalf of The Prudential
                                                      Variable Contract Real
                                                      Property Account.



           (ii) Copy of the By-Laws of                Incorporated by reference to
           Prudential, as amended to and including    Post-Effective Amendment No. 12 for
           April 8, 1997                              Form N-4, Registration No. 33-25434,
                                                      filed April 30, 1997 on behalf of
                                                      The Prudential Individual
                                                      Variable Contract Account.


      (11) (i) Service Agreement between              Incorporated by reference to
           Prudential and The Prudential              Exhibit (10)(i) to Post-Effective
           Investment Corporation                     Amendment No. 4 to this
                                                      Registration Statement, filed
                                                      March 27, 1985
                                                      (To be filed via EDGAR)

           (ii) Service Agreement between             Incorporated by reference to
           Prudential and The Prudential Asset        Exhibit (10)(ii) to Post-Effective
           Management Company, Inc.                   Amendment No. 4 to this
                                                      Registration Statement, filed
                                                      March 27, 1985
                                                      (To be filed via EDGAR)


      (13) (i) Consent of independent public          Filed herewith
           accountants


           (ii) Powers of Attorney


             (a) Members of the Registrant's          Filed herewith
                 Committee:

                 S. Fenster,
                 S. McDonald,
                 J. Weber


           (b) Directors and Officers of              Incorporated by reference to Post-Effective
               Prudential                             Amendment No. 10 to Form S-1, Registration
                                                      No. 33-20083 filed April 9, 1998 on behalf
                                                      of The Prudential Variable Contract Real
                                                      Property Account.


      (16) Calculation of Performance Data            Performance information appears
                                                      under the heading "Performance" in
                                                      the Statement of Additional Information
                                                      (Part B of this Registration Statement).

      (17) Financial Data Schedules                   Filed with this Amendment


Item 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential's Directors and Executive Officers appears under the heading "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential and short descriptions of each are listed under Item 25 to Post-Effective Amendment No. 34 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed April 24, 1998, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account-24, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.

The Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 31. NUMBER OF CONTRACTOWNERS


As of March 31,1998, the number of contractowners of qualified contracts offered by Registrant was 494 and the number of contractowners of non-qualified contracts offered by Registrant was 6.


Item 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


New Jersey, being the state of organization of The Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit(8)(ii) of Post-Effective Amendment No. 26 to Form N-3, Registration No. 2-76580, filed May 1, 1995, on behalf of The Prudential Variable Contract Account-10.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Prudential does have other business of a substantial nature besides activities relating to the assets of the registrant. Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation (PIC) is an investment unit of Prudential and is actively engaged in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.


The business and other connections, including principal business address of Prudential's Directors are listed under "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).


Item 34.  PRINCIPAL UNDERWRITER


          (a) Prudential Investment Management Services LLC a direct wholly-owned subsidiary of Prudential acts as the principal underwriter for The Prudential Variable Contract Account-2, The
               Prudential Variable Contract Account-11, The Prudential Variable
               Contract Account-24, and for the Registrant, all (except for The
               Prudential Variable Contract Account-24) registered as open-end management investment companies under the Investment Company Act of 1940.

          (b)         (1)                              (2)                            (3)
               Name and Principal
               Business Address
               *Unless otherwise noted
               Principal Business Address
               will be: 751 Broad Street     Position and Offices             Positions and Offices
               Newark, New Jersey 07102      with Underwriter                 with Registrant
               --------------------------    -----------------------------    ---------------------

               Odubekun, Francis             Asst. Chief Operating Officer    None

               Ascherl, Mary Stewart         Asst. Secretary                  None

               Cavanaugh, Mary L.            Asst. Secretary                  None

               Williamson, Michael G.        Chief Financial Officer &        None
               30 Scranton Office Park         Comptroller
               Scranton, PA 18507

               Fetting, Mark Raymond         Executive Vice President         None
               100 Mulberry St.
               Gateway Three
               Newark, NJ 07102

               Greene, Jonathan Michael      Executive Vice President         President

               Hamilton, Jean Diana          Executive Vice President         None

               Joelson, Ronald Paul          Executive Vice President         None
               71 Hanover Road
               Florham Park
               New Jersey 07932

               Storms, Brian Marshall        Executive Vice President         None
               100 Mulberry St.
               Gateway Three
               Newark, NJ 07102

               Strangfeld, Jr., John R.      Executive Vice President         None
               8 Campus Drive
               Arbor Circle South
               Parsippany, New Jersey 07054

               Caulfield, Edward Michael     President                        None

               Wallner, Scott S.             Secretary & Chief Legal Officer  None

               Bossi, Anne Elizabeth         Senior Vice President            None
               290 W. Mt. Pleasant Avenue
               Livingston, NJ 07039

               Hiller, Jeffrey               Senior Vice President            None

               Mosse, Mario Alberto          Senior Vice President & Chief    None
                                               Operating Officer

               Chaplin, Charles Edward       Treasurer                        None

               McGuire, Carl L.              Vice President                   None
               30 Scranton Office Park
               Scranton, PA 18507

               Moos, Robert William          Vice President                   None
               213 Washington Street
               Newark, NJ 07102


          (c) Reference is made to the Section entitled "Charges" of the prospectus (Part A of this Registration Statement), "Investment Management and Administration of VCA-10, VCA-11 and VCA-24" on page 2 of the Statement of Additional Information (Part B of this Registration Statement) and Exhibit (5)(ii).


Item 35. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:


         The Prudential Insurance Company of America and The Prudential Investment Corporation
         751 Broad Street
         Newark, New Jersey 07102-3777

         Prudential Mutual Fund Management LLC
         Gateway Three Building
         100 Mulberry Street
         Newark, New Jersey 07102

         The Prudential Insurance Company of America and
         The Prudential Investment Corporation
         56 North Livingston Avenue
         Roseland, New Jersey 07068


         The Prudential Insurance Company of America
         c/o Prudential Defined Contribution Services
         30 Scranton Office Park
         Scranton, Pennsylvania 18507-1789


         Investors Fiduciary Trust Company
         127 West 10th Street
         Kansas City, Missouri 64105

Item 36. MANAGEMENT SERVICES

         Not Applicable

Item 37. UNDERTAKINGS

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted;
(2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                      REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 1998 and certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus.



                                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10


                                   By:  /s/ MENDEL A. MELZER
                                        ----------------------------------------
                                         Mendel A. Melzer
                                        Chairman

                                   SIGNATURES

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                               Title                       Date
---------                               -----                       ----


                              Member and Chairman, The     )
MENDEL A. MELZER              Prudential Variable Contract )
--------------------------    Account-10 Committee         )
Mendel A. Melzer




GRACE TORRES                  Principal Accounting Officer )
--------------------------
Grace Torres



                              Member, The Prudential       )
*SAUL K. FENSTER              Variable Contract Account-10 )   April 28, 1998
--------------------------    Committee                    )
Saul K. Fenster



                              Member, The Prudential       )
JONATHAN M. GREENE            Variable Contract Account-10 )
--------------------------    Committee                    )
Jonathan M. Greene



                              Member, The Prudential       )
*JOSEPH WEBER                 Variable Contract Account-10 )
--------------------------    Committee                    )
Joseph Weber



                              Member, The Prudential       )
*W. SCOTT MCDONALD, JR        Variable Contract Account-10 )
--------------------------    Committee                    )
W. Scott McDonald, Jr.



                *By:  /s/ CAREN CUNNINGHAM
                      --------------------------
                      Caren Cunningham
                      (Attorney-in-Fact)

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 1998.



                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                    By: /s/ MENDEL A. MELZER
                                        ---------------------------------
                                        Mendel A. Melzer
                                        Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the date indicated.

Signature                                 Title                      Date
---------                                 -----                      ----

                                   Chairman of the Board,     )
*ARTHUR F. RYAN                    President and Chief        ) April 28, 1998
------------------------------     Executive Officer          )
Arthur F. Ryan





                    *By:  /s/ CAREN CUNNINGHAM
                          -------------------------------
                          Caren Cunningham
                          (Attorney-in-Fact)

Signature                             Title                      Date
---------                             -----                      ----

*FRANKLIN E. AGNEW
----------------------------    Director              )
Franklin E. Agnew                                     )

*FREDERIC K. BECKER
----------------------------    Director              )
Frederic K. Becker                                    )


*MARTIN A. BERKOWITZ            Senior Vice President )
----------------------------    and Comptroller       )
Martin A. Berkowitz                                   )



*RICHARD J. CARBONE             Chief Financial       )
----------------------------    Officer               )
Richard J. Carbone                                    )



*JAMES G. CULLEN
----------------------------    Director              )     April 28, 1998
James G. Cullen                                       )


*CAROLYNE K. DAVIS
----------------------------    Director              )
Carolyne K. Davis                                     )

*ROGER A. ENRICO
----------------------------    Director              )
Roger A. Enrico                                       )

*ALLAN D. GILMOUR
----------------------------    Director              )
Allan D. Gilmour                                      )

*WILLIAM H. GRAY, III
----------------------------    Director              )
William H. Gray, III                                  )

*JON F. HANSON
----------------------------    Director              )
Jon F. Hanson                                         )



                    *By:  /s/ CAREN CUNNINGHAM
                          --------------------------
                          Caren Cunningham
                          (Attorney-in-Fact)

Signature                                Title                    Date
---------                                -----                    ----


*GLEN H. HINER, JR.
----------------------------    Director              )
Glen H. Hiner, Jr.                                    )



*CONSTANCE J. HORNER
----------------------------    Director              )
Constance J. Horner                                   )      April 28, 1998



*GAYNOR KELLY
----------------------------    Director              )
Gaynor Kelly                                          )


*BURTON G. MALKIEL
----------------------------    Director              )
Burton G. Malkiel                                     )


*IDA F.S. SCHMERTZ
----------------------------    Director              )
Ida F.S. Schmertz                                     )


*CHARLES R. SITTER
----------------------------    Director              )
Charles R. Sitter                                     )

*DONALD L. STAHELI
----------------------------    Director              )
Donald L. Staheli                                     )

*RICHARD M. THOMSON
----------------------------    Director              )
Richard M. Thomson                                    )


*JAMES A. UNRUH
----------------------------    Director              )
James A. Unruh                                        )


*P. ROY VAGELOS, M.D.
----------------------------    Director              )
P. Roy Vagelos, M.D.                                  )

*STANLEY C. VAN NESS
----------------------------    Director              )
Stanley C. Van Ness                                   )

*PAUL A. VOLCKER
----------------------------    Director              )
Paul A. Volcker                                       )

*JOSEPH H. WILLIAMS
----------------------------    Director              )
Joseph H. Williams




                           *By: /s/ CAREN CUNNINGHAM
                                ------------------------------
                                Caren Cunningham
                                (Attorney-in-Fact)

                                  EXHIBIT INDEX


Ex-99.3               Custodian Agreement with Investors           C - 16
                      Fiduciary Trust Company



Ex-99.13(i)(a)        Consent of Price Waterhouse LLP,             C - 17
                      independent accountants



Ex-99.13(i)(b)        Consent of Deliotte & Touche LLP,            C - 18
                      independent auditors



Ex-99.13(ii)(a)       Powers of Attorney for Committee             C - 19
                      Members



Ex-99.17              Financial Data Schedule                      C - 22